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                                                                  Exhibit 10(nn)












                                 POWERTEL 401(k)

                               PROFIT SHARING PLAN


                                             (As Amended and Restated Effective
                                             January 1, 1997, and Renamed
                                             Effective July 1, 1997)


            formerly known as the InterCel 401(k) Profit Sharing Plan


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                                TABLE OF CONTENTS


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                                                                            Page
                                                                            ----
ARTICLE I -- INTRODUCTION
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     Section 1.1      Establishment and Purpose ............................. 1

ARTICLE II -- DEFINITIONS AND CONSTRUCTION
     Section 2.1      Affiliated Employer ................................... 2
     Section 2.2      Annual Additions ...................................... 3
     Section 2.3      Authorized Leave of Absence ........................... 3
     Section 2.4      Beneficiary ........................................... 3
     Section 2.5      Break-in-Service Year ................................. 4
     Section 2.6      Code .................................................. 4
     Section 2.7      Company ............................................... 4
     Section 2.8      Compensation .......................................... 4
     Section 2.9      Effective Date ........................................ 7
     Section 2.10     Elective Deferrals .................................... 7
     Section 2.11     Elective Deferral Account ............................. 7
     Section 2.12     Eligible Employee ..................................... 7
     Section 2.13     Eligible Spouse (or Spouse) ........................... 9
     Section 2.14     Employee .............................................. 9
     Section 2.15     Employer ..............................................10
     Section 2.16     ERISA .................................................10
     Section 2.17     Fiduciaries ...........................................10
     Section 2.18     Highly Compensated Employee ...........................10
     Section 2.19     Hours of Service ......................................11
     Section 2.20     Income ................................................14
     Section 2.21     Investment Funds ......................................14
     Section 2.22     Limited Participant ...................................14
     Section 2.23     Non-Highly Compensated Employee .......................15
     Section 2.24     Participant ...........................................15
     Section 2.25     Permanent Disability ..................................16
     Section 2.26     Plan ..................................................16
     Section 2.27     Plan Administrator; Committee .........................16
     Section 2.28     Plan Quarter ..........................................17
     Section 2.29     Plan Trustee ..........................................17
     Section 2.30     Plan Year .............................................17
     Section 2.31     Qualified Domestic Relations Order ....................17
     Section 2.32     Retirement Date .......................................17
     Section 2.33     Rollover Contributions ................................18
     Section 2.34     Rollover Account ......................................18


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
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     Section 2.35     Termination Date ......................................18
     Section 2.36     Transfer Account ......................................19
     Section 2.37     Trust (or Trust Fund) .................................19
     Section 2.38     Valuation Date ........................................19
     Section 2.39     Year of Service .......................................20



ARTICLE III -- PARTICIPATION
     Section 3.1      Participation .........................................21
     Section 3.2      Enrollment ............................................23
     Section 3.3      Participation Upon Reemployment .......................25

ARTICLE IV -- CONTRIBUTIONS AND PARTICIPANT ACCOUNTS
     Section 4.1      Elective Deferrals ....................................27
     Section 4.2      Modifying or Suspending Contributions .................28
     Section 4.3      Matching Contributions ................................29
     Section 4.4      Profit Sharing Contributions ..........................30
     Section 4.5      Special Make-Up Contribution ..........................30
     Section 4.6      Rollover Account ......................................31
     Section 4.7      Vesting ...............................................32
     Section 4.8      Buy-Back Account ......................................35

ARTICLE V -- LIMITATIONS ON SAVING
     Section 5.1      Maximum Annual Additions ..............................36
     Section 5.2      Multiple Plans Limitation .............................37
     Section 5.3      How the Limitations Shall Be Effected .................39
     Section 5.4      ADP Limits on Elective Deferrals ......................40
     Section 5.5      ACP Limits on Matching Contributions ..................42
     Section 5.6      Excess Contributions Under the ADP & ACP Tests ........44
     Section 5.7      Special Corrective Contributions ......................46
     Section 5.8      Other Excess Deferrals ................................48

ARTICLE VI -- INVESTMENT AND PLAN ACCOUNTING
     Section 6.1      Participant Accounts ..................................50
     Section 6.2      Investment of Accounts ................................52
     Section 6.3      Investment Funds ......................................52
     Section 6.4      Investment Directions .................................54
     Section 6.5      Investment Fund Accounting ............................55
     Section 6.6      Expenses ..............................................56
     Section 6.7      Crediting Contributions and Forfeitures ...............56
     Section 6.8      Adjustment of Account Balances ........................59
     Section 6.9      Operation of Company Stock Fund .......................59


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
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ARTICLE VII -- WITHDRAWALS AND DISTRIBUTIONS
     Section 7.1      Withdrawals ...........................................63
     Section 7.2      Distribution on Death, Retirement, Disability
                        or Other Termination of Employment...................66
     Section 7.3      Designation of Beneficiary ............................68
     Section 7.4      Lack of Beneficiary ...................................69
     Section 7.5      Missing Payees ........................................70
     Section 7.6      Timing of Benefit Payments ............................71
     Section 7.7      Consent to Distributions Before Retirement Date .......72
     Section 7.8      Special Distribution Rule .............................73
     Section 7.9      Direct Rollover Election ..............................74
     Section 7.10     Loans to Participants .................................75

ARTICLE VIII -- TOP-HEAVY PROVISIONS
     Section 8.1      Top-Heavy Rules .......................................80
     Section 8.2      Superseding Law .......................................84

ARTICLE IX -- TRUST FUND
     Section 9.1      Contributions to the Trust Fund .......................85
     Section 9.2      Use of Trust Assets ...................................85

ARTICLE X -- COMMITTEE AND PLAN ADMINISTRATION
     Section 10.1     Membership and Authority ..............................86
     Section 10.2     Delegation by Committee ...............................87
     Section 10.3     Uniform Rules .........................................88
     Section 10.4     Information to be Furnished to Committee ..............88
     Section 10.5     Committee's Decisions Final ...........................88
     Section 10.6     Exercise of Committee's Duties ........................89
     Section 10.7     Remuneration and Expenses .............................89
     Section 10.8     Resignation or Removal of Committee Member ............90
     Section 10.9     Appointment of Successor Committee Member .............90
     Section 10.10    Records and Reports ...................................90
     Section 10.11    Indemnification .......................................90
     Section 10.12    Claims Procedure ......................................91

ARTICLE XI -- MISCELLANEOUS PROVISIONS
     Section 11.1     Nonguarantee of Employment ............................92
     Section 11.2     Rights to Trust Assets ................................93
     Section 11.3     Nonforfeitability of Benefits .........................93
     Section 11.4     Nonalienation of Benefits .............................94
     Section 11.5     Word Usage ............................................94

ARTICLE XII -- AMENDMENTS AND ACTION BY EMPLOYERS
     Section 12.1     Amendments ............................................95
     Section 12.2     Action by Employers ...................................95
     Section 12.3     Notice of Amendment or Termination ....................96


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
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ARTICLE XIII -- SUCCESSOR EMPLOYER AND MERGER
     Section 13.1     Successor Employer ....................................96
     Section 13.2     Conditions Applicable to Merger or
                      Consolidation of Plans.................................96

ARTICLE XIV -- PLAN TERMINATION
     Section 14.1     Right to Terminate ....................................97
     Section 14.2     Partial Termination ...................................98
     Section 14.3     Liquidation of the Trust Fund .........................98
     Section 14.4     Manner of Distribution ................................99

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                                    ARTICLE I

                                  INTRODUCTION

         SECTION 1.1 ESTABLISHMENT AND PURPOSE

         InterCel, Inc. (the "Company") previously established a new retirement plan for the benefit of its eligible employees, using a prototype document. The name of that plan was the InterCel 401(k) Profit Sharing Plan (the "Plan"). It took effect as of February 1, 1995.

         The Company amended and restated the Plan, also effective as of February 1, 1995, in order to include certain customized provisions which the prototype document could not accommodate. The Company has further amended and restated the Plan in the form of this document, effective as of January 1, 1997 or as otherwise specified herein. Effective July 1, 1997, the name of this Plan is changed to the "PowerTel 401(k) Profit Sharing Plan."

         The Plan is designed and intended to be tax-qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and to be funded through a trust fund which shall be tax-exempt under Code Section 501(a). The Plan is further designed as a profit sharing plan with a qualifying cash or deferred feature in accordance with Code Section 401(k). Unless otherwise specified in the Plan, the following four types of contributions may be made to the Plan: (l) pre-tax salary deferrals elected by participating employees; (2) employer matching contributions; (3) discretionary employer profit sharing contributions; and (4) rollover or transfer contributions from another eligible, tax-qualified profit sharing plan or from an individual retirement account. Employer profit sharing contributions shall be entirely discretionary, but need not be made from or conditioned on available current or accumulated profits.


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         The Plan shall be exempt from the qualified joint and survivor annuity and spousal consent provisions of Code Sections 401(a)(11) and 417.

         The Plan Administrator shall interpret and operate the Plan in a manner consistent with these stated design objectives and purposes.

                                   ARTICLE II
                          DEFINITIONS AND CONSTRUCTION

         Where the following words and phrases appear in this Plan, they will have the meanings set forth in this Article unless the context clearly indicates to the contrary.

         SECTION 2.1 AFFILIATED EMPLOYER

Any of the following entities as defined under Section 414 of the Code:

         (a) any corporation that is a member of a controlled group of corporations with the Company as defined under Section 414(b) of the Code,

         (b) any trade or business whether or not incorporated, that is under common control with the Company as defined under Section 414(c) of the Code,

         (c) any trade or business that is a member of an affiliated service group of which the Company is also a member under Section 414(m) of the Code, or

         (d)   any other entity required to be aggregated with the Company under
               Section 414(o) of the Code;

provided that "Affiliated Employer" does not include any entity for any period before the date such entity satisfied (or after the date the entity ceases to satisfy) the affiliation or control tests of (a) through (d) above. In identifying "Affiliated Employers" for the purposes of Sections 5.1


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                                     - 3 -


and 5.2 of the Plan, the definition in Sections 414(b) and (c) of the Code will be modified as provided in Section 415(h) of the Code.

         SECTION 2.2 ANNUAL ADDITIONS

         With respect to any Plan Year, the total of the contributions and any forfeitures that become allocated to a Participant's Account under the Plan for that year, excluding rollover and transfer contributions.

         SECTION 2.3 AUTHORIZED LEAVE OF ABSENCE

         Any absence authorized by the Employer under the Employer's standard personnel practices, provided that all persons under similar circumstances must be treated alike in the granting of such Authorized Leaves of Absence; and provided further that the Employee returns to employment with the Employer or retires immediately following his Authorized Leave of Absence. An absence caused by service in the Armed Forces of the United States will be considered an Authorized Leave of Absence provided that the Employee complies with all of the requirements of federal law in order to be entitled to reemployment and provided further that the Employee returns to employment with the Employer within the period provided by such law.

         SECTION 2.4 BENEFICIARY

         Any legal or natural person or persons designated by a Participant or otherwise authorized in accordance with the provisions of Article VII herein to receive any death benefit that may be payable under this Plan upon the Participant's death.


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         SECTION 2.5 BREAK-IN-SERVICE YEAR

         Any Plan Year in which the Employee completes fewer than 501 Hours of Service.

         SECTION 2.6 CODE

         The Internal Revenue Code of 1986, as amended from time to time.

         SECTION 2.7 COMPANY

         InterCel, Inc., a Delaware corporation, and any successor or assign which adopts and continues the Plan either by resolution of its board of directors or by contractual undertaking. Effective as of June 30, 1997, the name of the Company is changed to Powertel, Inc., which is also a Delaware corporation.

         SECTION 2.8 COMPENSATION

         (a) For purposes of determining contributions to the Plan, Compensation shall mean an Employee's earned income for the Plan Year of a type that is required to be reported as wages on the Employee's Form W-2 (without regard to any limits on reportable remuneration based on the nature or location of the employment or the services performed), plus any amounts not currently includible in the Employee's gross income that constitute elective pretax salary or wage deferrals under Sections 125, 129, 401(k), 403(b) or 457 of the Code; but for this purpose matters listed in part (b) below shall be excluded. Subject to part
(b) below, bonuses shall be considered Compensation for the Plan Year in which they are paid, regardless of when earned.


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                                     - 5 -


         (b) Excluded from Compensation for purposes of part (a) above, however, shall be: Employer flexible benefit plan credits that do not constitute wage deferrals as described in Section 2.8(a) above, imputed income, moving expenses, automobile allowances, relocation allowances, tuition reimbursement, sign on bonuses, lump sum accrued vacation payments, awards (under any employee recognition program or otherwise), severance payments, any incentive payments (including, but not limited to, payments for accepting an assignment to work at a different location), long-term incentive payments (under a multiple year bonus program), and short-term and long-term disability benefits. In addition, if all or any part of an Employee's year-end bonus payment is advanced or accelerated so it is paid during the calendar year for which it is earned, then any such accelerated payment shall be excluded from Compensation if paid to a Highly Compensated Employee. Compensation earned while the Employee is not a Participant in the Plan also shall be excluded for all purposes (except part (c) below) under the Plan.

         (c) For purposes of Code Section 415 testing under Sections 5.1 and 5.2, the term Compensation shall be defined in accordance with Code Section 415 and applicable regulations thereunder. To the extent permitted in such regulations, Compensation shall refer solely to W-2 income (without regard to any limits on reportable renumeration based on the nature or location of the employment or the services performed) in accordance with Treasury Regulation ss.
1.415 - 2(d)(11)(i) . Beginning on January 1, 1998, Compensation under Code
Section 415 also shall include pre-tax wage deferrals made in accordance with Code Section 125, 129, 401(k), 403(b) or 457, to the extent so provided in Code
Section 415(c)(3). For purposes of identifying


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                                     - 6 -


Highly Compensated Employees under Section 2.18, Compensation shall be as defined in this part (c) except that pre-tax deferrals shall be included at all times as and to the extent required under Code Section 414(q)(7).

         (d) For purposes of nondiscrimination testing under Sections 5.4 and
5.5 of the Plan, Compensation shall be measured as provided in parts (a) and (b) above, except that the Plan Administrator shall have discretion for such testing purposes for any year, and from year to year, to include any items otherwise excludable under part (b) or to exclude all pre-tax deferrals otherwise included under part (a), or to make both such changes under (a) and (b). Such discretion shall be exercised uniformly for all Participants for the year being tested and as needed to help the Plan to pass applicable nondiscrimination tests or to minimize the impact of not passing one or more such tests for a given Plan Year.

         (e) In addition to the other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for purposes of parts (a) and (d) above the annual Compensation of each Participant taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit, as adjusted by the Commissioner of the Internal Revenue Service for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The OBRA '93 annual compensation limit for 1995 is $150,000. The cost of living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which compensation is determined (the "determination period") beginning in such calendar year. If a determination period consists of fewer than twelve (12) months, the


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                                     - 7 -


OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period and the denominator of which is twelve (12). Any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth above.

         SECTION 2.9 EFFECTIVE DATE

         February 1, 1995, the date on which the Plan became effective.

         SECTION 2.10 ELECTIVE DEFERRALS

         Contributions made to the Plan for the Plan Year by an Employer, at the election of the Participant in accordance with Articles III and IV, in lieu of cash compensation.

         SECTION 2.11 ELECTIVE DEFERRAL ACCOUNT

         The account maintained for a Participant to record his share of Elective Deferrals and adjustments relating thereto.

         SECTION 2.12 ELIGIBLE EMPLOYEE

         Any Employee of an Employer, except as provided below. Notwithstanding any other provision of the Plan:

         (a) a Leased Employee (as defined in Section 2.14) shall be deemed, on an individual by individual basis, to be in a class of Employees not eligible to participate in this Plan, unless such participation is required as a condition of the Plan's qualification under Section 401(a) of the Code, and


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                                     - 8 -


         (b) any independent contractor who is not a Leased Employee shall be ineligible to participate in the Plan and so shall not be considered an Employee for purposes of this Plan.

         Any Leased Employee who is covered by a money purchase pension plan maintained by the leasing organization shall not be considered an Employee for purposes of this Plan if:

         (i) Leased Employees do not constitute more than twenty percent (20%) of the combined workforce of the Company and Affiliated Employers; and

         (ii) Such money purchase pension plan provides for a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, provides for full and immediate vesting, and provides that all employees of the leasing organization (except those performing substantially all their services for the leasing organization) participate immediately as and to the extent necessary to satisfy the safe harbor in Code
                  Section 414(n)(5).

         Any individual whose terms and conditions of employment are governed by a collective bargaining agreement between an Employer and a duly authorized bargaining representative shall not be considered an Eligible Employee under the Plan except to the extent that coverage under the Plan is one of the benefits expressly provided by such collective bargaining agreement, but this exclusion shall apply only if retirement benefits were a subject of good faith bargaining between the Employer and the bargaining representative.

         Employees who are nonresident aliens with no U.S.-source income shall not be considered Eligible Employees under the Plan.


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                                     - 9 -


         SECTION 2.13 ELIGIBLE SPOUSE (OR SPOUSE)

         The spouse to whom a Participant or Limited Participant is legally married under the laws of the applicable jurisdiction.

         SECTION 2.14 EMPLOYEE

         Except as otherwise specified below or in Section 2.12, any person who, on or after the Effective Date, is receiving remuneration for personal services rendered to the Employer, including an Employee who would be receiving such remuneration except for an Authorized Leave of Absence.

         Only to the extent required by Section 414(n) of the Code and the regulations thereunder, shall a Leased Employee be treated as an Employee. A "Leased Employee" means any individual who is not an Employee and who provides services for the Employer if:

         (a) such services are provided pursuant to an agreement between an Employer and any other person;

         (b) such individual has performed such services for the Employer (or a related person within the meaning of Section 144(a)(3) of the Code) on a substantially full-time basis for a period of at least one year; and

         (c) such services are performed under the primary direction or control of the Employer.


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                                     - 10 -


         SECTION 2.15 EMPLOYER

         The Company or any Affiliated Employer that has adopted the Plan for the benefit of its Eligible Employees, with the approval of the Company, for such time as such adoption of the Plan remains in effect.

         SECTION 2.16 ERISA

         The Employee Retirement Income Security Act of 1974, as amended from time to time.

         SECTION 2.17 FIDUCIARIES

         The Plan Trustee, the Plan investment manager(s), and the Plan Administrator, but only with respect to the specific fiduciary responsibilities of each for Plan and Trust administration.

         SECTION 2.18 HIGHLY COMPENSATED EMPLOYEE

         The term Highly Compensated Employee shall include Highly Compensated Active Employees and Highly Compensated Former Employees.

         A Highly Compensated Active Employee means any Employee who performs service for an Employer during the determination year and who:

         (a) is a "5-percent owner" of the Employer, as defined in Code Section 416(i)(1), at any time during the determination year or the immediately preceding Plan Year; or

         (b) received Compensation from the Employer in excess of $80,000 (as adjusted under Section 414(q)(1) of the Code) for that immediately preceding Plan Year and, if the

Company so elects for that immediately preceding Plan Year, was in the top-paid group for such year.

         For purposes of this Section;

         (i) the determination year shall be each successive Plan Year, respectively, during which the Plan remains in effect, and

         (ii) the "top paid group" shall be the group consisting of the top twenty percent (20%) of all Employees when ranked on the basis of Compensation paid by the Employers during the applicable Plan Year.

         A Highly Compensated Former Employee includes any former Employee who was a Highly Compensated Active Employee either when he separated from service with the Employer or at any time after he attained age 55.

         Notwithstanding the foregoing, the determination of who is a Highly Compensated Employee or a Highly Compensated Former Employee will be made in accordance with Section 414(q) of the Code and the regulations thereunder from time to time. For the 1997 determination year, this definition of Highly Compensated Employee shall apply when looking back to the immediately preceding Plan Year without regard to the prior definition which had been in effect in that preceding year.

         SECTION 2.19 HOURS OF SERVICE

         An Employee shall be credited with Hours of Service in accordance with the following rules:


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                                     - 12 -


         (a) Hours Credited for Performance of Service. An Hour of Service shall be credited to an Employee for each hour for which the Employee is directly or indirectly paid or entitled to payment by the Company or any Affiliated Employer for the performance of duties (including periods for which backpay is awarded by final judgment of an appropriate court or other appropriate body or for which backpay is agreed to by the Company or an Affiliated Employer).

         (b) Hours Credited Without Regard To Performance of Services. In addition to Hours of Service credited under subsection (a) above, an Hour of Service shall be credited to an Employee for each hour for which the Employee is directly or indirectly paid or entitled to payment by the Company or any Affiliated Employer for a period during which no duties are required to be performed (including such periods for which backpay is awarded by final judgment of an appropriate court or other appropriate body or for which backpay is agreed to by the Company or an Affiliated Employer); except that no Hours of Service shall be credited for any severance pay or other special compensation (not including accrued vacation pay) received or payable to any former Employee with respect to any period after (or paid in connection with) the termination of his employment with the Company and all Affiliated Employers.

         (c) Maternity and Paternity Leave. If an Employee is absent from work with the Company or any Affiliated Employer for any period by reason of the Employee's pregnancy, birth of a child of the Employee, placement of a child with the Employee in connection with the adoption of such child by the Employee, or for purposes of caring for the child for a period beginning immediately after such birth or placement, the Employee will be considered as having completed the number of Hours of Service which otherwise would normally have been credited to the Employee but for such absence, or if the Plan Administrator is unable to determine such number of Hours of Service, eight Hours of Service for each day of absence; provided that the total number of hours treated as Hours of Service under this subsection (c) by reason of such pregnancy or placement shall not exceed 501 hours. The hours described in this subsection (c) shall be treated as Hours of Service:

         (i) only in the year in which the absence begins, if the Employee would be prevented from incurring a Break in Service in such year solely because the period of absence is treated as Hours of Service, or

         (ii)     in any other case, in the immediately following year;

         (d) Compliance With Final Regulations. In addition to any other hours credited under subsections (a), (b) and (c) above, an Hour of Service shall be credited to an Employee for any additional hour which is required to be credited in accordance with appropriate final regulations of the United States Department of Labor interpreting the minimum participation standards of ERISA. For this purpose the rules for crediting hours of service set forth in Section 2530.200-2 of the Department of Labor regulations are hereby incorporated by reference.

         (e) Period For Which Hours Are Credited. Except for hours credited in accordance with subsection (c) above, hours shall be credited for the periods to which such hours pertain rather than the periods during which payment for such hours is made or received.

         (f) Authorized Leave of Absence. Regardless of the limits of subsection
(b) above, for vesting purposes only Hours of Service shall be credited under this Section 2.19 for the entire period of an Employee's Authorized Leave of Absence from which he timely returns, whether paid or unpaid, as though the Employee were actively at work during such absence.

         (g) Non-duplication of Service. Hours required to be credited for more than one reason under this Section which pertain to the same period of time shall be credited only once.

         SECTION 2.20 INCOME

         The net gain or loss of the Trust Fund from investments, as reflected by interest payments, dividends, realized and unrealized gains and losses on securities, other investment transactions, and expenses paid from the Trust Fund. In determining the Income of the Trust Fund as of any date, assets will be valued on the basis of their then fair market value.

         SECTION 2.21 INVESTMENT FUNDS

         The investment funds, specified under Section 6.3 of the Plan, in which Trust assets are invested.

         SECTION 2.22 LIMITED PARTICIPANT

         A Participant:

         (a) whose employment with an Employer has terminated, but who is employed by an Affiliated Employer; or

         (b) who has a vested interest under the Plan that has not been paid in full; or

         (c) who has authorized only a Rollover Contribution under Section 3.2 of the Plan; and, therefore, who is participating in the allocation of Trust Fund Income and who may direct the investment of his account balances under
Section 6.3 of the Plan, and who may designate Beneficiaries, but who is not entitled to Annual Additions (except to share in the allocation of Profit Sharing Contributions) or to make withdrawals.

         Any Participant who is an Employee of any Employer and who is assigned to employment based outside the United States shall be considered only a Limited Participant under the Plan for the duration of such foreign based employment, except with respect to any period for which such Employee is on the domestic United States payroll of the Employer.

         SECTION 2.23 NON-HIGHLY COMPENSATED EMPLOYEE

         Any Eligible Employee who is not a Highly Compensated Employee.

         SECTION 2.24 PARTICIPANT

         An Eligible Employee who becomes a Participant in the Plan in accordance with the provisions of Section 3.1 of the Plan. A Participant who is no longer an Eligible Employee shall be a Limited Participant in the Plan solely for the purposes of receiving Income allocations, directing investments in accordance with Section 6.3 of the Plan, designating Beneficiaries under Section
7.3 of the Plan, and receiving any benefit distributions to which such person may become entitled (other than withdrawals) as though a full Participant in accordance with Article VII of the Plan.

         SECTION 2.25 PERMANENT DISABILITY

         Any physical or mental injury, illness or incapacity which is expected to be permanent or of long and indefinite duration and which also entitles the Participant to disability benefits under the Social Security Act as in effect on his date of disability, as determined by the Social Security Administration under that Act. Notwithstanding the foregoing, Permanent Disability shall not include any condition resulting from an injury or disease which:

         (a) was contracted, suffered or incurred while the Participant was engaged in, or resulted from his having engaged in a criminal enterprise;

         (b) was intentionally self-inflicted;

         (c) resulted from chronic or excessive use of intoxicants, drugs or narcotics; or

         (d) arose after the Participant's employment terminated with the Employer.

         SECTION 2.26 PLAN

         The InterCel 401(k) Profit Sharing Plan, a tax-qualified, profit sharing plan having a Code Section 401(k) qualified cash or deferred feature, as set forth in this document and as hereafter amended or restated from time to time. Effective July 1, 1997, the name of this Plan is changed to the "Powertel 401(k) Profit Sharing Plan" in order to reflect a change in the name of the Company as Plan sponsor.

         SECTION 2.27 PLAN ADMINISTRATOR; COMMITTEE

         The authority to control and manage the operation and administration of the Plan will be vested in the Company's Profit Sharing Plan Administrative Committee (the "Committee") as described in Article X. The Committee will be the "plan administrator" as described in Section 3(16)(A) of ERISA, and the "named fiduciary" for the Plan within the meaning of Section 402 of ERISA.

         SECTION 2.28 PLAN QUARTER

         The three-month period beginning January 1, April 1, July 1, or October 1 of each calendar year.

         SECTION 2.29 PLAN TRUSTEE

         The person or persons appointed, from time to time, by the Board of Directors of the Company to administer the Trust.

         SECTION 2.30 PLAN YEAR

         The calendar year, beginning on January 1 and ending on the next following December 31; except that the initial Plan Year shall run only for eleven months from the Plan's Effective Date through December 31, 1995.

         SECTION 2.31 QUALIFIED DOMESTIC RELATIONS ORDER

         A judgment, decree, or order relating to the provision of child support, alimony payments, or marital property rights that meets the requirements of Section 414(p) of the Code.

         SECTION 2.32 RETIREMENT DATE

         The date on or after a Participant's sixty-fifth (65th) birthday on which such Participant's employment with the Employer (including all Affiliated Employers) terminates due to his retirement under the terms of the Plan.

         SECTION 2.33 ROLLOVER CONTRIBUTIONS

         Eligible rollover distributions described in Section 402(c)(4) of the Code, rollover contributions described in Section 408(d)(3) of the Code, and direct transfers from other plans meeting the requirements of Section 401(a)(31) of the Code; provided, however, that Rollover Contributions will not include amounts subject to, or distributions from a plan subject to, Section 401(a)(11) of the Code relating to the requirements of a joint and survivor annuity and a preretirement survivor annuity (unless such amounts qualify for the exception in Section 401(a)(11)(B)(iii) of the Code), and Rollover Contributions will not include any amounts consisting of after-tax employee savings. Notwithstanding the foregoing, no benefit from any other qualified plan shall be accepted in rollover or transfer form to the extent such benefit is subject to a Qualified Domestic Relations Order.

         SECTION 2.34 ROLLOVER ACCOUNT

         The account maintained for a Participant or an Employee to record his share of Rollover Contributions and adjustments relating thereto.

         SECTION 2.35 TERMINATION DATE

         The date on which an Employee ceases employment with an Employer and all Affiliated Employers.

         SECTION 2.36 TRANSFER ACCOUNT

         An account maintained for a Participant to reflect amounts transferred from another qualified plan and accepted for this Plan by the Plan Administrator which do not qualify as rollovers governed by Section 2.33 above and which are not attributable to a benefit distribution resulting from a distributable event (such as termination of employment or retirement) under such other plan. No transfer shall be accepted which would be subject to qualified joint and survivor annuity requirements or to special withdrawal or loan requirements not otherwise part of this Plan or which would otherwise substantially change the Plan Administrator's responsibilities, but the Plan Administrator may choose whether to accept a transfer that includes after-tax employee contributions in a particular instance.

         SECTION 2.37 TRUST (OR TRUST FUND)

         The InterCel 401(k) Profit Sharing Trust, as established effective February 1, 1995, and initially maintained pursuant to a certain Directed Employee Benefit Trust Agreement with the Charles Schwab Trust Company, and as amended or restated from time to time. The name of the Trust shall be changed, effective July 1, 1997, to the "Powertel 401(k) Profit Sharing Trust."

         SECTION 2.38 VALUATION DATE

         The last day of each calendar month, and any other dates designated by the Plan Administrator for the valuation of assets and allocation of contributions and Income.

         SECTION 2.39 YEAR OF SERVICE

         (a) A 12 consecutive month period in which an Employee completes at least 1,000 Hours of Service. If an Employee completes 1,000 or more Hours of Service before the first anniversary of the date on which he completes his first Hour of Service, then that initial 12 month period of employment as an Employee shall count as the Employee's first Year of Service and all subsequent Years of Service shall be measured using the Plan Year, beginning with the Plan Year which commences within that Employee's first Year of Service. If an Employee fails to complete 1,000 or more Hours of Service before the first anniversary of his first credited Hour of Service then his Years of Service shall be measured using the Plan Year, beginning with the Plan Year which commences after that Employee's first credited Hour of Service. Years of Service for purposes of vesting, however, shall be measured only using the Plan Year.

         (b) Service prior to February 1, 1995 with the predecessor corporation to the Company, Unity Telephone Company, shall count towards Years of Service for all purposes under the Plan; subject to the Plan provisions regarding Hours of Service and Break in Service Years. While such prior service shall count as though the individual were then an Employee for purposes of this Plan, such individual's participation in this Plan shall not commence before the individual actually becomes an Eligible Employee and not before the Plan's Effective Date. This subsection (c) shall not apply to any Employee who is hired by an Employer after February 1, 1995.

         (c) Any employee of ITC Holding Company ("ITC") who is transferred directly from that employment to employment with the Company shall be credited, as of the date such employee first becomes an Eligible Employee of the Company, with Years of Service for purposes of this Plan in the amount of the Years of Service standing to such Employee's credit for vesting purposes under the existing ITC-sponsored 401(k) plan as of the date of the Employee's transfer from ITC employment. The Plan Administrator shall be entitled to rely on any report or records provided by the administrator or recordkeeper for such ITC plan for purposes of crediting past service under this part (c).

         (d) For any Plan Year that is less than twelve (12) months in duration, the minimum number of Hours of Service necessary to earn a Year of Service for that Plan Year shall equal the product of 1,000 multiplied by a fraction, the numerator of which is the number of months in such short Plan Year and the denominator of which is 12. This same pro rata Hours of Service rule shall apply to the determination of Break in Service Years for short Plan Years, except that the fraction shall be multiplied by 501 instead.

                                   ARTICLE III

                                  PARTICIPATION

         SECTION 3.1 PARTICIPATION

         (a) An Eligible Employee shall be eligible to participate in the Plan on the January 1st or July 1st coincident with or next following the date on which the Eligible Employee completes his first Year of Service as an Employee, except that any Eligible Employee who completes a Year of Service before the Plan's Effective Date shall commence participation in the Plan as of that Effective Date. In addition, any individual who was a participant in the Unity Cellular Systems, Inc. Pension Plan (the "UCS Plan") as of April 29, 1994 and who is an Eligible Employee on February 1, 1995 shall become a Participant in this Plan as of February 1, 1995 without regard to the Year of Service eligibility requirement. Effective October 1, 1995, an Eligible Employee shall be eligible to participate in the Plan on the first day of the next Plan Quarter commencing on or after the date on which the Eligible Employee completes his first Year of Service as an Employee. An individual who ceases to be an Eligible Employee before completing the required Year of Service shall be treated as a new hire upon any subsequent reemployment as an Eligible Employee.

         (b) Effective on and after October 1, 1995, the Year of Service eligibility requirement shall not apply to full-time Eligible Employees, so that:

             (i) an individual who is a full-time Eligible Employee on October 1, 1995 and has not yet commenced participation in the Plan shall become a Participant on that date, and

             (ii) an individual who becomes a full-time Eligible Employee after October 1, 1995 shall commence participation in the Plan as of the first day of the next Plan Quarter that begins on or after the date on which such individual becomes a full-time

                   Eligible Employee, subject to the further conditions of this Section.

         For this purpose, an Eligible Employee shall be considered full-time if he is classified as a regular, full-time Employee of an Employer and is regularly scheduled to work at least forty (40) hours per week as an Eligible Employee. The Year of Service eligibility requirement in subsection (a) above shall continue to apply to all Eligible Employees who are not considered full-time.

         (c) An individual who has satisfied the applicable requirements of this
Section 3.1 for eligibility to participate but who is no longer an Eligible Employee when his participation is otherwise due to commence shall:

             (i) commence participation as of the first date thereafter on which he is again an Eligible Employee, if the individual did not incur at least five consecutive Break in Service Years during that interim absence from Eligible Employee status, or

             (ii) commence participation on the same basis as a new hire by again completing the eligibility requirements of this Section
                   3.1 after resuming Eligible Employee status after an interim absence from that status covering at least five consecutive Break in Service years.

         SECTION 3.2 ENROLLMENT

         An Eligible Employee shall enroll in the Plan on or before his entry date. To enroll, the Eligible Employee must complete, sign and return to the Plan Administrator a proper Plan enrollment form. The enrollment form may address such matters as:

         (a) the level of Elective Deferrals to be made on behalf of the Participant;

         (b) the investment of the Participant's Accounts under the Plan and of future contributions credited to the Participant's Accounts;

         (c) the Participant's designated Beneficiary; and

         (d) such other information as the Plan Administrator deems appropriate.

         The enrollment form may consist of a package of several different forms, rather than a single form, if the Plan Administrator prefers.

         An Eligible Employee's participation in the Plan shall be automatic on his appropriate entry date, but the making of Elective Deferrals shall be voluntary and subject to the Eligible Employee's written election on the appropriate enrollment form. An election of Elective Deferrals shall take effect as of the electing Participant's entry date or, if later, as of the start of the first payroll period commencing in the first Plan Quarter which begins on or after the date on which the Participant's Elective Deferral election is properly made and returned to the Plan Administrator. Any contributions made on behalf of a Participant before his enrollment form(s) is filed shall be held by the Trustee uninvested, in cash or non-interest bearing cash equivalents, pending the Participant's formal election of investment options.

         During a Plan Year, Participants may elect to:

             (i) change their Elective Deferral elections as of the start of any Plan Quarter;

             (ii) change their investment direction elections as of the start of any Plan Quarter;

             (iii) change their designated Beneficiary elections at any time;
                   and

             (iv)  make a Rollover Contribution election at any time;

provided an appropriate enrollment form reflecting the new election has been signed and filed with the Plan Administrator by the Participant on or before the effective date of the election.

         SECTION 3.3 PARTICIPATION UPON REEMPLOYMENT

         (a) Participation in the Plan will cease as of the Participant's Termination Date, subject to Sections 2.22 and 2.24 of the Plan regarding the rights of a Limited Participant. If an individual who is or was a Participant is rehired as an Eligible Employee, such Eligible Employee will be eligible to resume participation in this Plan immediately upon such reemployment. Participation will resume as of the start of the next calendar month, if the Eligible Employee reenrolls (in the manner prescribed in Section 3.2) before the start of such month. Elective Deferral contributions shall commence with the first payroll period beginning on or after the date the properly completed enrollment form is returned to the Plan Administrator.

         (b) Notwithstanding any Plan provisions to the contrary, any Employee who timely resumes employment covered by this Plan directly from an Authorized Leave of Absence due to a qualifying period of "service in the uniformed services" of the United States (as defined in the Uniformed Services Employment and Reemployment Rights Act at 38 U.S.C. ss. 4303(12)) shall have service credited and make-up contributions made for the period of such qualifying uniformed service in accordance with this Section 3.3(b) solely so as to comply with said Act

("USERRA"). The Employee's period of uniformed service, if it qualifies under USERRA for such treatment, shall be considered service with an Employer for purposes of this Plan, and no Break in Service Year shall be assessed for any portion of said qualifying uniformed service. This Section 3.3(b) shall apply to periods of uniformed service commencing on or after December 12, 1994.

         The Employer with whom the Employee first resumes employment upon return from such uniformed service shall be obligated to make, as promptly as practicable, a special make-up contribution on behalf of the Employee in the amount of all Profit Sharing Contributions, if any, which would have been allocated to the Employee's account under the Plan for the period of the Employee's qualifying uniformed service if the Employee had actually been working for that Employer in covered service throughout such period. No make-up earnings or forfeiture allocations for the period of such qualifying uniformed service shall be included in this or any other make-up contribution under this
Section 3.3(b).

         The amount of this make-up contribution shall be determined based on the level of Compensation the Employee would have received had he remained actually employed during such period of qualifying uniformed service. If that level of Compensation is uncertain, then the Employee's average level of Compensation for the last twelve months of covered employment (or for his actual months of covered employment, if less) shall be used instead.

         Immediately upon resuming covered employment (and applying the same assumed measure of prior Compensation as described above) the Employee shall have the opportunity to elect to make up any Elective Deferrals which he could have had made to the Plan during his period of qualifying uniformed service, subject to the Plan limits on Elective Deferrals that were in effect from time to time for such prior period. This make-up deferral opportunity shall not extend, however, beyond the shorter of three times the duration of such uniformed service or five years, measured from the date on which the Employee resumes covered employment.

         Any Matching Contribution which would have been made on the Employee's behalf during such period of uniformed service had the Employee's make-up Elective Deferrals, if any, been made during such period will be made and allocated on the Employee's behalf as such make-up Elective Deferrals are made, subject to the Plan limits on such Matching Contributions that were in effect from time to time for such prior period. Make-up contributions under this
Section 3.3(b) shall be treated as Annual Additions for the prior year(s) to which they relate, rather than for the year in which they are made.

27

         The Plan Administrator, in its discretion, may to the extent allowed by applicable law suspend an Employee's obligation to repay a Plan loan for any period during the Employee's uniformed service, regardless of whether such service is qualified under USERRA.

                                   ARTICLE IV

                     CONTRIBUTIONS AND PARTICIPANT ACCOUNTS

         SECTION 4.1 ELECTIVE DEFERRALS

         A Participant may elect in writing, on an appropriate Plan enrollment form, to have Elective Deferrals contributed to the Plan on his behalf, either

             (i) in increments of from 1% to 10% of his Compensation, using whole percentages, or

             (ii)  in a specified dollar amount per pay period.

As soon as practicable after each pay period (generally within thirty days) the Employer will contribute to the Plan an amount equal to the Participant's elected contribution for the pay period under this Section 4.1 to be credited to such Participant's Elective Deferral Account. The total amount of Elective Deferrals that may be credited to a Participant's Elective Deferral Account may not exceed $9,500 in any Plan Year (or such greater amount as may be prescribed by the Secretary of the Treasury for the Plan Year to take into account cost of living increases pursuant to Section 402(g)(5) of the Code). All contributions under this Section 4.1 for a given Plan Year shall be made in accordance with
Section 6.7(a) and not later than the date of filing of the Employer's federal income tax return for its fiscal year in which that Plan Year ends.

         SECTION 4.2 MODIFYING OR SUSPENDING CONTRIBUTIONS

         (a) A Participant may elect to change his level of Elective Deferrals as of the start of the first payroll period beginning in any Plan Quarter by filing a revised enrollment form with the Plan Administrator before the beginning of that Plan Quarter.

         (b) Elective Deferrals may be suspended at the Participant's written request effective at any time upon at least thirty (30) days' advance notice. A Participant who has elected to suspend Elective Deferrals may resume such contributions as of the start of the first payroll period beginning in any subsequent Plan Quarter by filing a revised enrollment form with the Plan Administrator before the beginning of that Plan Quarter. Elective Deferrals are automatically suspended for any period during which the Participant is not on the active payroll of the Employer or is not an Eligible Employee, but shall be resumed automatically without a waiting or reenrollment Period (subject to Section 3.3, if applicable) once the Participant resumes Eligible Employee status on the Employer's active payroll. Any suspension of Elective Deferrals triggered by a hardship withdrawal under Section 7.1 shall be governed entirely by that Section.

         (c) The Plan Administrator has discretion to reduce or suspend, at any time during the Plan Year, the Elective Deferrals being made on behalf of one or more Highly Compensated Employees in order to avoid exceeding any of the applicable legal limits described in Section 4.1 or in Article V.

         (d) Any Participant who becomes entitled to an executive compensation bonus may file a written election with the Plan Administrator that Elective Deferrals not be withheld from any such bonus payment, provided such election is made before the first date on which the bonus payment could otherwise be issued or delivered to the Participant.

         SECTION 4.3 MATCHING CONTRIBUTIONS

         Each Employer shall contribute to the Plan, from time to time, a Matching Contribution as provided in this Section 4.3. The Matching Contributions shall be made on behalf of every Participant for whom the Employer makes Elective Deferral contributions under the Plan. The amount of the Matching Contributions made on behalf of a Participant for a Plan Year shall equal half of the first two-percent (2%) of Compensation deferred by such Participant as an Elective Deferral contribution to the Plan for the Plan Year. No Matching Contribution shall be made with respect to a Participant's Elective Deferrals in excess of 2% of the Participant's Compensation for the Plan Year.

         Matching Contributions for any Plan Year shall be made no later than the Employer's federal income tax return filing deadline (or filing date, if earlier) for the Employer's taxable year in which that Plan Year ends. No interest or earnings on Matching Contributions shall be due or credited with respect to any period before such contributions are actually received by the Plan.

         SECTION 4.4 PROFIT SHARING CONTRIBUTIONS

         Subject to the limitations of Article V, each Employer shall have discretion to contribute to the Plan such amount, if any, of its profits or other available assets for any Plan Year as shall be determined by the Board of Directors of that Employer or the designee of such Board. No Employer shall be required to make a contribution under this Section for any Plan Year.

Employer contributions for any Plan Year shall be made no later than the date of filing of the Employer's federal income tax return for its fiscal year in which that Plan Year ends. Allocation of the profit sharing contributions will be based upon the Compensation of all eligible participants.

         SECTION 4.5 SPECIAL MAKE-UP CONTRIBUTION

         The Company shall make a special make-up contribution to the Plan on behalf of any Eligible Employees who commenced participation in this Plan on February 1, 1995 and who also were participants in the frozen UCS Plan on April 29, 1994. The amount of this special contribution for each such Eligible Employee shall equal the present value of the single life annuity benefit (payable commencing at age 65) that such person would have accrued under the UCS Plan (had the UCS Plan not been frozen) during the period from April 29, 1994 through January 14, 1995, subject to Code Section 401(a)(4) nondiscrimination rules. Such amount shall be calculated as of February 1, 1995, using the actuarial factors then applicable under the UCS Plan. This special make-up contribution shall be credited to the Eligible Employee's Special Make-Up Contribution Account and shall be made as promptly as practicable after the Plan and Trust are put into effect. The Company shall select an enrolled actuary to calculate these special make-up contributions. Each Participant who is eligible for a special make-up contribution under this Section shall file with the Plan Administrator a signed, written direction as to the investment of his Special Make-Up Contribution Account, which investment direction shall take effect, and may be changed thereafter, in accordance with Section 6.4.

         SECTION 4.6 ROLLOVER ACCOUNT

         An Employee may contribute Rollover Contributions to the Plan. Such a contribution must be completed on or before the sixtieth (60th) day following the Employee's receipt of the eligible rollover distribution from the other qualified plan or from an individual retirement account that was used as a temporary account for a qualified plan distribution. Such a contribution also may be made through a direct trustee-to-trustee transfer elected by the Employee in accordance with Code Section 401(a)(31). The Plan Administrator may require information (including, but not limited to, a certificate from the transferor plan that such plan and its restated trust are qualified under Code Sections 401(a) and 501(a), respectively) regarding the Rollover Contribution in order to determine whether the rollover will meet the requirements of the Code. Any amounts so contributed will be credited to the Employee's Rollover Account and will be invested in accordance with the Employee's investment elections under the Plan.

         SECTION 4.7 VESTING

         (a) At all times, a Participant shall have a 100% vested interest in his Elective Deferral Account, his Matching Contribution Account, his Special Make-Up Contribution Account and his Rollover Account.

         (b) A Participant's vested interest in his Transfer Account shall equal the sum of:

             (i) his vested percentage in the transfer at the time it is made, as reported by the administrator or recordkeeper for the transferor plan, plus

             (ii) any incremental additional vested Percentage earned thereon in accordance with the vesting schedule for Profit Sharing Contributions set forth below.

         (c) A Participant's vested interest in his Profit Sharing Contribution Account, if any, shall be the percentage of such Account determined in accordance with whichever of the following schedules is applicable, and shall be based on the Participant's complete Years of Service standing to his credit under the Plan as of the date on which his employment ends with any and all Affiliated Employers:

                         If the Participant's              His Vested
                    Number of Years of Service is     Percentage Shall Be
                    -----------------------------     -------------------
                         Less than 2                           0%
                                   2                          20%
                                   3                          40%
                                   4                          60%
                                   5                          80%
                                   6 or more                 100%

         For Participants terminating employment with any and all Affiliated Employers on or after October 1, 1995, the following vesting schedule shall apply instead:

                         If the Participant's              His Vested
                    Number of Years of Service is     Percentage Shall Be
                    -----------------------------     -------------------
                         Less than 1                           0%
                                   1                          20%
                                   2                          40%
                                   3                          60%
                                   4                          80%
                                   5 or more                 100%

         (d) Any nonvested portion of a Participant's Profit Sharing and Transfer Accounts shall become a forfeiture as of the earlier of:

             (i) the date on which the distribution of the Participant's vested benefit, if any, is made or is deemed (such as for a zero dollar cashout under Section 7.2) to be made under the Plan, or

             (ii) the close of the first Plan Year in which the Participant completes one Break in Service Year.

Forfeitures shall be used in accordance with Section 6.7(d). If such Participant resumes employment as an Eligible Employee prior to completing five consecutive Break in Service Years, however, then the amount forfeited by him shall be restored to his respective Accounts without any adjustments for investment experience or interest for the break period. Such restoration shall occur as of the close of the first subsequent Plan Year which does not qualify as a Break in Service Year for him, and shall be made first from any as yet unallocated forfeitures, second from any as yet unallocated Income, and third, if necessary, from an additional Employer contribution. Such reemployed Participant's vested interest in his Profit Sharing and Transfer Accounts thereafter shall be based on the sum of any Years of Service standing to his credit for vesting purposes immediately prior to his break plus any Years of Service earned thereafter. Subject to Section 4.8 where applicable, if a reemployed Participant had a vested interest in his Profit Sharing or Transfer Accounts at the time of his prior separation from service then, regardless of his number of consecutive Break in Service Years after that separation, his vested interest in his Profit Sharing and Transfer Accounts after such reemployment as an Employee shall be based on the sum of any Years of Service standing to his credit for vesting purposes immediately prior to his break plus any Years of Service earned thereafter.

         (e) Any portion of a Participant's Profit Sharing or Transfer Accounts which is restored pursuant to subsection (d) above shall be maintained in a special subaccount within the appropriate Profit Sharing or Transfer Account. In order to prevent an acceleration of vesting in such Participant's Account, the vested portion of such subaccount as of any subsequent time shall, notwithstanding any other provisions of this Section 4.7, be determined by applying the following formula from Treasury Regulation ss. 1.411(a)-7(d)(5)(iii)(B):

                                    P(A+D)-D

where P is the Participant's vested percentage at such time determined without regard to this sentence; A is the amount in such subaccount at such time; and D is the amount of any distribution or partial distribution previously made to the Participant from such Account.

         (f) Notwithstanding the foregoing provisions of this Section 4.7, all Participants who both were Non-Highly Compensated Employees of Unity Cellular Systems, Inc. (a Company subsidiary which does business under the name "Unicel") and then became employees of Rural Cellular Corporation ("RCC") immediately after and directly because of the sale of Unicel by the Company to RCC on or about April 30, 1997, shall be 100% vested in all their accounts under the Plan as of that sale date regardless of their Years of Service to that date.

         SECTION 4.8 BUY-BACK ACCOUNT

         Any Participant who receives a distribution of his entire vested benefit under the Plan and who later resumes employment as an Eligible Employee shall not have the Years of Service standing to his credit at the time of his prior distribution count towards his vested interest in any Accounts attributable to any period of employment after such distribution unless the Participant has repaid the full amount of such prior distribution, without interest, to the Plan before completing five (5) consecutive Break in Service Years after such distribution. A Buy-Back Account shall be established for any Participant who repays such a prior distribution pursuant to this Section. The Participant's interest in such Buy-Back Account shall be fully vested and nonforfeitable at all times. Any amount credited to a Buy-Back Account shall be allocated among Investment Funds as the Participant shall direct, at the time of such crediting and thereafter, in accordance with procedures under Section 6.4. A Participant's Buy-Back Account shall be available for Plan withdrawals and loans pursuant to Sections 7.1 and 7.10, respectively, except that any loan or withdrawal must be made first from such Buy-Back Account, if any, and only when such Account is exhausted may loans or withdrawals be made from the other Accounts credited to the Participant.

                                    ARTICLE V
                              LIMITATIONS ON SAVING

         SECTION 5.1 MAXIMUM ANNUAL ADDITIONS

         Notwithstanding anything contained herein to the contrary, the total Annual Additions made to a Participant's Accounts (excluding his Rollover or Transfer Account) for a Limitation Year may not exceed the lesser of $30,000 or twenty-five percent (25%) of the Participant's Compensation for the Limitation Year ending during the calendar year for which a new adjusted dollar limitation is first effective, except that such $30,000 will be increased to reflect the maximum permissible amount under Section 415(b)(l) of the Code for the Limitation Year. If, in addition to this Plan, the Employer maintains any other qualified defined contribution plan, a Participant's maximum Annual Addition as described in this Section 5.1 will apply to all such plans in the aggregate. If, as a result of the application of such aggregation, the total Annual Additions must be curtailed, unless the Plan Administrator otherwise determines, the annual addition to the other plan will first be reduced (but not below zero) in order to bring the Plan into compliance. For purposes of this Section and
Section 5.2, the Limitation Year shall be the Plan Year. Amounts rolled over or transferred from another qualified plan to this Plan shall not count towards any Participant's Annual Additions except, insofar as required under Code Section 415, for any portion of such rollover or transfer attributable to contributions and forfeitures that became credited to the Participant's account under the transferring plan for any portion of the same Plan Year in which the transfer is made.

         SECTION 5.2 MULTIPLE PLANS LIMITATION

         If the Employer maintains one or more defined benefit plans (as defined in Section 414(j) of the Code), or if the Employer maintains a welfare benefit fund (as defined in Section 419(e) of the Code) in addition to this Plan (and any other defined contribution plans), the contributions made under this Plan shall not exceed the limitation contained in this Section 5.2. The limitation of this Section 5.2 is that the sum of the defined benefit plan fraction and the defined contribution plan fraction, as determined and applied by the Plan actuary or recordkeeper in accordance with Code Section 415(e), for any Limitation Year may not exceed one (1.0). The limitation of this Section 5.2 shall become null and void and not apply to any Plan Year beginning after December 31, 1999, unless otherwise required by Code Section 415(e).

         (a) The defined benefit plan fraction is a fraction, the numerator of which is the projected annual benefit of the Participant under all defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of:

             (i) the product of 1.25 multiplied by the dollar limitation in effect under Section 4l5(b)(l)(A) of the Code for such Limitation Year; or

             (ii) the product of 1.4 multiplied by the amount which may be taken into account under Section 4l5(b)(l)(B) of the Code with respect to such Participant under the Plan for such Limitation Year.

         (b) The defined contribution plan fraction for any Limitation Year is a fraction, the numerator of which is the sum of the Annual Additions to the Participant's accounts under all defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, and the denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and for each prior Limitation Year of service with the Employer:

             (i) the product of 1.25 multiplied by the dollar limitation in effect under Section 4l5(c)(l)(A) of the Code for such Limitation Year (determined without regard to Section 415(c)(6) of the Code); or

             (ii) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(c)(l)(B) of the Code (or Sections 415(c)(7) or 415(c)(8) of the Code, if applicable) with respect to the Participant under the Plan for such Limitation Year.

         (c) If a Participant in this Plan is also a participant in a defined benefit plan maintained by the Employer, adjustments necessary to satisfy the limitations of this Section 5.2 shall be made first under the defined benefit plan to the fullest extent practical. If the Participant participates in more than one defined contribution plan, adjustments necessary to satisfy the limitations of this Section 5.2 shall be made under such other plan, to the fullest extent practical, after any defined benefit plan adjustments have been made and before any adjustments are made under this Plan.

         SECTION 5.3 HOW THE LIMITATIONS SHALL BE EFFECTED

         If it becomes necessary for the Plan Administrator to limit certain allocations to a Participant's Accounts in order to satisfy the limitations of Sections 5.1 and 5.2 above, the Plan Administrator shall apply any such excess amounts from the Participant's Accounts in the following manner and order of priority, as needed in order to satisfy those applicable limits:

         (a) First, amounts shall be taken from the Profit Sharing Account and:

             (i) used to reduce Employer contributions for that Participant for the next and succeeding Plan Year(s) until exhausted, provided that Participant continues to be a Participant for such Plan Years, or, if not exhausted before his participation ceases, then

             (ii) held in a suspense account and used to reduce Employer contributions for all other Participants for the next and succeeding Plan Year(s) until exhausted.

         (b) If necessary, after step (a) has been fully utilized for the Plan Year, amounts shall be taken from the Matching Contribution Account and used in the same manner as under (a) above; and

         (c) If necessary, after step (b) has been fully utilized for the Plan Year, refunds shall be made from the Elective Deferral Account back to the Participant in the amount of the remaining excess contributions, as adjusted for investment experience to that date.

         SECTION 5.4 ADP LIMITS ON ELECTIVE DEFERRALS

         (a) ADP Tests. To ensure continued qualification of the Plan, the Average Deferral Percentage test (or "ADP Test") must be applied to Elective Deferrals under the Plan as follows:

             (i) The Average Deferral Percentage for Highly Compensated Employees for any given Plan Year may not exceed the Average Deferral Percentage for Non-Highly Compensated Employees for that Plan Year (but use the immediately preceding Plan Year when testing for any Plan Year that begins on or after January 1, 1998) multiplied by 1.25; or, if it produces a higher limit,

             (ii) The Average Deferral Percentage for Highly Compensated Employees for any given Plan Year may not exceed the Average Deferral Percentage for Non-Highly Compensated Employees for that Plan Year (but use the immediately preceding Plan Year when testing for any Plan Year that begins on or after January 1, 1998) multiplied by two (2), provided that the Average Deferral Percentage for such Highly Compensated Employees does not exceed the Average Deferral Percentage for such Non-Highly Compensated Employees by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury may prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

         (b) Definitions. The following definitions apply to the ADP Test as indicated:

             (i) Average Deferral Percentage: The average, for a specified group of Participants for any given Plan Year, of the ratios (calculated separately for each Participant in such group) of:

                   (1) the amount of Elective Deferrals actually paid over to the Trust on behalf of such Participant for that Plan Year, to

                   (2) the Participant's Compensation for such Plan Year (whether or not the Employee was a Participant for the entire Plan Year).

For purposes of computing Average Deferral Percentages, an Eligible Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant who makes no Elective Deferrals.

             (ii) Excess Contributions: With respect to any given Plan Year, the excess of:

                   (1) The aggregate amount of Elective Deferrals actually taken into account in computing the Average Deferral

                         Percentage of Highly Compensated Employees for such Plan Year, over

                   (2) the maximum amount of such contributions permitted by the ADP Test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their individual actual deferral percentages, beginning with the highest of such percentages).

         (c) Special Rules. The following special rules will apply:

             (i) For purposes of this Section 5.4, the actual deferral percentage for any Highly Compensated Employee for any given Plan Year who is eligible to have Elective Deferrals credited (including any qualified employer deferral contributions, matching contributions, or qualified nonelective contributions, even though any such contributions may not be allowed in this Plan) to his account under two or more plans described in Sections 40l(a) or 401(k) of the Code that are maintained by the Employer or any Affiliated Employer will be determined as if all such contributions and Elective Deferrals were made under a single plan.

             (ii) For purposes of Sections 5.4 and 5.5, "Compensation" shall have the meaning given in Section 2.8(d) as applied by the Plan Administrator for the Plan Year being tested.

         SECTION 5.5 ACP LIMITS ON MATCHING CONTRIBUTIONS

         The Plan Administrator shall apply the following nondiscrimination limitations to the matching contributions made for the Plan Year under Section
4.3 (and, for this purpose, including any contributions being allocated to a voluntary after-tax contribution account for the same Plan Year).

         The "average contribution percentage" of the Highly Compensated Employees shall not exceed, in any Plan Year, the greater of:

         (a) 125 percent of the average contribution percentage of all other Employees for the Plan Year (but here use the immediately preceding Plan Year when testing for any Plan Year that begins on or after January 1, 1998); or

         (b) The lesser of:

             (i) 200 percent of the average contribution percentage of all other Employees for the Plan Year (but here use the immediately preceding Plan Year when testing for any Plan Year that begins on or after January 1, 1998), and

             (ii) the average contribution percentage of all other Employees for the Plan Year (also using the prior year for testing 1998 and beyond) plus two (2) percentage points, or such lesser amounts as the Secretary of the Treasury shall prescribe to prevent the use of this alternative limitation with respect to any Highly Compensated Employee.

The "average contribution percentage" for a designated group of Employees is the average of the ratios (calculated separately for each Employee in the group) of:

         (a) the sum of the Employer matching contributions paid and credited to the account of such Employee for the Plan Year, and any qualified matching contributions or qualified nonelective contributions made on behalf of the Employee for the Plan Year to

         (b) such Employee's Compensation for such Plan Year. Elective Deferrals may be used in the average contribution percentage test provided that the ADP Test under Section 5.4 is both:

             (i) met before the Elective Deferrals are used in the average contribution percentage test, and

             (ii) continues to be met following the exclusion of those contributions that are used to meet the average contribution percentage test (the "ACP Test").

                   The excess of the:

             (i) aggregate amount of Employer contributions taken into account in computing the numerator of the average contribution percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

             (ii) the maximum amount of Employer contributions permitted by the ACP Test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their contribution percentages beginning with the highest of such percentages) is the excess aggregate contribution.

         The ACP Test described in this Section 5.5 shall be administered in accordance with all applicable regulations under Code Section 401(m) governing, among other things, such matters as:

             (i)   which eligible Employees must be counted,

             (ii) which contributions must be taken into account and for what Plan Year,

             (iii) aggregating and disaggregating plans, and

             (iv) aggregating contributions made on behalf of any Highly Compensated Employee who is eligible to participate in more than one similar plan during the same testing period.

         In addition, in the event that the prohibitions are violated in Section 5.4(a)(ii) and in the first (a) in Section 5.5 on the use of the alternative limitation in the ADP and ACP Tests, respectively, the Plan will correct that violation by reducing the actual deferral percentages of all Highly Compensated Employees (rather than by adjusting actual contribution percentages) in accordance with Regulation ss. 1.401(m) - 2(c).

         SECTION 5.6 EXCESS CONTRIBUTIONS UNDER THE ADP AND ACP TESTS

         If the Elective Deferrals of one or more Highly Compensated Employees exceed those allowable under the ADP Test, the limitation under such Test will be first applied to the Highly Compensated Employee(s) electing the highest dollar amount of Elective Deferrals under Section 4.1 of the Plan until the first of the following occurs:

         (a) the ADP Test is met, or

         (b) such Highly Compensated Employee's election under Section 4.1 of the Plan has been reduced to the same dollar amount as the Participant who is the Highly Compensated Employee electing the second highest dollar amount of Elective Deferrals under Section 4.1 of the Plan.

         If further limitations are required, such Participants' Elective Deferrals will be reduced until they meet that of the Highly Compensated Employee(s) electing the next highest dollar amount of Elective Deferrals, and so on. Excess contributions under the ADP Test, including any income and minus any loss allocable to those contributions, shall be distributed by refunding them to the subject Participant before the close of the Plan Year following the Plan Year in which the excess contribution was made.

         In accordance with the leveling method required in Regulation ss. 1.401(m) - 1(e)(2), the same laddered reduction and refund process as described in the preceding paragraph shall also apply each Plan Year to any excess contributions under the ACP Test in Section 5.5.

         Subject to Section 5.7, excess contributions for any Plan Year, and income allocable thereto, shall be distributed as provided above generally within 2 1/2 months after the close of the Plan Year to which the excess contributions relate and in no event later than twelve months after the close of that Plan Year, in accordance with applicable regulations under Code Section 401(m). Excess contributions shall be treated as Annual Additions under the Plan. Only to the extent required to satisfy the general nondiscrimination rules of Code Section 401(a)(4), matching contributions which are attributable to refunded Elective Deferrals shall be forfeited (rather than distributed) and applied in accordance with Section 6.7(d).

         SECTION 5.7 SPECIAL CORRECTIVE CONTRIBUTIONS

         The Employers may choose to make contributions to the Plan on behalf of Non-Highly Compensated Employees for a particular Plan Year in lieu of having the Plan refund excess amounts under Section 5.6. Any such contribution would be allocated as of the last day of the Plan Year in an amount sufficient to raise the Average Deferral Percentage or average contribution percentage for the Non-Highly Compensated Employee group to the minimum level necessary to satisfy the ADP or ACP Tests in Sections 5.4 and 5.5 for that Plan Year. Any contribution made under this Section 5.7 shall be a qualified nonelective contribution, as defined in Code Section 401(m)(4)(c), so it will be subject to the vesting and distribution rules applicable to Elective Deferrals under the Plan. In addition, such qualified nonelective contributions must, standing alone, satisfy the coverage and nondiscrimination rules of Code Sections 410(b)(l) and 401(a)(4), respectively.

         Any contribution made under this Section shall be made within twelve
(12) months after the end of the Plan Year to which it is allocated. The contribution will be made only on behalf of Non-Highly Compensated Employees who are both Participants and employed by an Employer on the last day of the Plan Year to which the contribution relates.

         The contribution shall be in the minimum amount (if any) sufficient to satisfy either or both of the ADP and ACP tests set forth in Sections 5.4 and 5.5, including the multiple use test. Any such contribution shall be made and allocated first to the account of the Non-Highly Compensated Employee Participant(s) with the lowest Compensation (as defined in Section 2.8(d) above) for the applicable Plan Year in an amount required to satisfy any of the ADP and ACP tests for which the contribution is needed. If that allocation is not sufficient for the Plan to satisfy those tests, then a further contribution shall be made and allocated similarly to the account of the Non-Highly Compensated Employee Participant with the next lowest level of such adjusted Compensation for the Plan Year. Contributions shall continue to be made and allocated in this laddered manner to the accounts of the Non-Highly Compensated Employee Participants who are eligible for them under this Section and whose adjusted Compensation is the lowest, in succession, until the ADP and ACP tests are satisfied by the Plan for the Plan Year to which such contributions relate. Contributions used to pass the ACP test shall be made for and allocated to only those Participants who are credited with Elective Deferrals for the same Plan Year and thereby were entitled to a Matching Contribution for such Plan Year.

         The formula for making and allocating contributions as set forth in this Section 5.7 shall apply to any Plan Year beginning on or after January 1, 1996.

         The Committee shall maintain records sufficient to demonstrate satisfaction of the tests and the amount of any qualified non-elective contributions taken into account to satisfy each test. Notwithstanding the preceding language of this Section, in no event shall contributions under this Section be allocated to any Participant in an amount that would exceed:

         (a) the Code Section 415 limits described in Plan Sections 5.1 and 5.2; or

         (b) the limits of the Matching Contribution formula set forth in Plan
Section 4.3.

         The contributions made under this Section will be allocated to the Elective Deferral Account or Matching Contribution Account of the respective Participant, depending on which of the ADP or ACP Tests the contribution is used to satisfy. Once allocated, the contribution will be treated under the Plan the same as any other portion of the Account to which it is allocated, as far as the Participant's interests are concerned.

         Contributions made under this Section 5.7 shall be 100% vested when made, shall be subject to the Plan's distribution rules applicable to the Participant's Account to which they are allocated, and shall be subject to the additional requirements of Regulations ss. 1.401(m) - 1(b)(5) where necessary for such contributions to be treated as matching contributions.

         SECTION 5.8 OTHER EXCESS DEFERRALS

         For each calendar year, Elective Deferrals made on behalf of any Participant under this Plan and similar elective pre-tax contributions made on the same Participant's behalf under all tax-qualified plans maintained by any Employer shall not, in aggregate, exceed the $9,500 (indexed) dollar limitation under Code Section 402(g) as in effect at the beginning of the calendar year. For this purpose, Elective Deferrals shall not include amounts properly refunded to the Participant under Section 5.6 above. If more than the maximum permissible amount under Code Section 402(g) is allocated to the Participant's account in aggregate under all Employers' plans for any calendar year, then the provisions of parts (a) - (c) below shall apply. For this purpose, any and all Employer plans described in Code Sections 401(k), 403(b), 408(k), 457 or 501(c)(18) shall be considered.

         (a) The Participant may, but is not required to, assign to this Plan all or part of such contributions in excess of the maximum permissible amount (the "Excess Elective Deferrals") by notifying the Plan Administrator in writing of such assigned excess amount by March 1 of the next calendar year after the calendar year for which the excess contributions were made. A Participant is deemed to have notified the Plan Administrator that the entire year's excess shall be assigned to this Plan where the Participant has excess contributions when only plans of that Participant's Employer for the year in which such excess arose are taken into account.

         (b) To the extent a Participant timely assigns, or is deemed to assign, Excess Elective Deferrals to the Plan pursuant to part (a) above, the Plan Administrator shall direct the

Trustee to distribute such Excess Elective Deferrals, adjusted for income or loss allocable thereto, to the Participant no later than April 15th of the calendar year immediately following the calendar year for which such Excess Elective Deferrals were made. (c) Excess Elective Deferrals shall be adjusted for any income or loss allocable to them, in accordance with the Plan Administrator's rules and practices (to be uniformly applied to similarly situated Participants) until they are distributed under this Section. Excess Elective Deferrals shall be treated as Annual Additions under Section 5.1 for the year for which they were made unless such excess is distributed no late than said April 15th date.

                                   ARTICLE VI

                         INVESTMENT AND PLAN ACCOUNTING

         SECTION 6.1 PARTICIPANT ACCOUNTS

         The Plan Administrator shall establish and maintain the following separate accounts, as needed, with respect to Participants:

         (a) Elective Deferral Account. An Elective Deferral Account shall be maintained on behalf of each Participant who elects such deferrals under Section
4.1. With respect to any Participant, this account shall represent the amount of the Participant's Elective Deferral contributions and any earnings, losses, expenses, appreciation, depreciation and other adjustments thereto under the Plan.

         (b) Matching Contribution Account. A Matching Contribution Account shall be maintained on behalf of each Participant on whose behalf matching contributions are made under

Section 4.3, and such account shall represent the Participant's allocated share of such contributions and the earnings, losses, expenses, appreciation, depreciation and other adjustments thereto under the Plan.

         (c) Profit Sharing Account. A Profit Sharing Account shall be maintained on behalf of each Participant. With respect to any Participant, this account shall represent the portion of Employer profit sharing contributions made under Section 4.4, and any forfeitures, which are allocated for his benefit, as well as any earnings, losses, expenses, appreciation, depreciation and other adjustments thereto under the Plan.

         (d) Special Make-Up Contribution Account. A Special Make-Up Contribution Account shall be maintained on behalf of each Participant for whom a special make-up contribution is made under Section 4.5, and such account shall also reflect any earnings, losses, expenses, appreciation, depreciation and other adjustments thereto under the Plan.

         (e) Rollover Account. A Rollover Account shall be maintained on behalf of each Participant for whom a qualifying rollover contribution is made to this Plan in accordance with Section 4.6, which will reflect his qualifying rollover contribution and any earnings, losses, expenses, appreciation, depreciation and other adjustments thereto under the Plan.

         (f) Transfer Account. A Transfer Account shall be maintained on behalf of each Participant for whom a transfer is made to this Plan from another tax-qualified retirement plan under Section 4.7. This account shall represent the amount of such transfer and any earnings, losses, appreciation, depreciation and other adjustments thereto under the Plan.

         (g) Buy-Back Account. A Buy-Back Account shall be maintained on behalf of each Participant who repays to the Plan any distribution received from the Plan, in accordance with Section 4.8, and such account shall represent the amount so repaid, as well as any earnings, losses, expenses, appreciation, depreciation and other adjustments thereto under the Plan.

         The maintenance of separate account balances shall not require physical segregation of Plan assets with respect to each account balance. The accounts maintained hereunder represent the Participants' respective interests in the Plan and Trust and are intended as bookkeeping account records to assist in the administration of this Plan. Any reference to a Participant's Accounts shall refer to all of the accounts maintained in the Participant's name from time to time under the Plan.

         SECTION 6.2 INVESTMENT OF ACCOUNTS

         The Trustee and any investment manager or insurance institution responsible, from time to time, for investment of Plan assets shall be permitted to commingle the assets of the Plan for purposes of investment with the assets of other plans or trusts which qualify for a federal tax exemption under Sections 401(a) and 501(a) of the Code. Any documents which are required to be incorporated in the Plan and the Trust to permit such commingled investments are hereby so incorporated. Except to the extent required by Sections 6.3 and 6.4, segregated investment of Plan assets cannot be required with respect to any one or more Participants. Each account invested in a particular investment fund shall represent an undivided interest in such investment fund which corresponds to the balance of such account.

         SECTION 6.3 INVESTMENT FUNDS

         From time to time the Committee may establish, or may cause the Trustee or other investment manager to establish, one or more investment funds for the investment and reinvestment of Plan assets. The continued availability of any investment fund is necessarily conditioned upon the terms and conditions of applicable investment management agreements and other investment arrangements to the extent not inconsistent with the Plan. While the Plan Administrator may arrange for the establishment of investment funds, the continued availability of these funds cannot be assured nor is it possible to assure that the arrangements or the investment funds managed by a particular investment manager or insurance institution or by the Trustee will continue to be available on the same or similar terms.

         The Plan Administrator shall make available for Participant-directed investment one or more investment choices from at least each of the following different types of investment funds:

         (a) an "Equity Fund" designed to invest in domestic or foreign equity securities, having capital appreciation and growth, some current income and growth of income, with varying levels of risk, as the Fund objectives;

         (b) a "Managed Income Fund" designed to invest in fixed income securities issued or backed by federal, state, or foreign governments or related agencies, by corporations and by insurance companies, banks and other financial institutions, and having preservation of capital and production of income, as the primary Fund objectives;

         (c) a "Balanced Fund" designed to invest in both equity and income-producing securities, and using asset allocation and other strategies to provide, with varying levels of risk, both capital growth and income generation as primary Fund objectives; and

         (d) a "Company Stock Fund" designed to invest in equity securities of the Company (subject to short-term cash needs), with attendant levels of risk associated with the investment of a fund in the stock of the Company.

         The Plan Administrator may, in its discretion, from time to time change the available number and identity of investment options within any of the then available investment funds, add new types of investment funds or delete any type of investment funds, as it deems appropriate, except the Company Stock Fund may only be deleted by amendment to the Plan. Investment funds (and any options within such funds) shall be selected and made available with the purpose and intent of satisfying the Department of Labor regulations under Section 404(c) of ERISA, so as to relieve Plan fiduciaries of liability with respect to Plan investments to the fullest extent of such law.

         SECTION 6.4 INVESTMENT DIRECTIONS

         Before the start of any Plan Quarter, a Participant may file with the Plan Administrator a signed, written direction on a proper Plan enrollment form redirecting the investment of his current Account balances and/or directing the investment of future contributions to his Accounts. Such investment direction shall take effect as soon as practicable, but not before the first day of the next Plan Quarter beginning after it is received and shall supersede any prior investment direction to the extent inconsistent with such prior direction. Amounts must be reallocated between investment funds in multiples of 10% among the investment choices then available under the Plan.

         Except as provided in Section 3.2 regarding the holding of certain assets uninvested pending a Participant's initial enrollment, during any period for which a Participant has not made either or both elections regarding the investment of existing Account balances and future contributions, he will be considered to have elected to have his current Account balances or his future contributions, or both, as the case may be, invested entirely in the Managed Income Fund. It shall be the responsibility of the Plan Administrator to accumulate, aggregate and transmit to the Trustee, all investment directions.

         From time to time temporary suspensions of the right to direct investment changes (and to take loans or withdrawals under the Plan) may be imposed on Participants, with advance notice, by the Plan Administrator as needed to accommodate changes in Plan investment managers, recordkeepers or investment funds. During such "black-out" periods, existing investment directions shall continue in effect, subject to such rules as the Plan Administrator shall establish for any such "black-out" period.

         SECTION 6.5 INVESTMENT FUND ACCOUNTING

         The undivided interest of each Participant's account in an investment fund shall be determined in accordance with the accounting procedure specified in the trust agreement, investment management agreement, insurance contract, custodian agreement or other document under which such investment fund is maintained. To the extent not inconsistent with such procedures, the following rules shall apply:

         (a) Deposits. Amounts deposited in an investment fund may be deposited by means of a transfer of such amounts to such investment fund from another investment fund as required to conform with the investment directions properly received in accordance with Sections 6.3 and 6.4.

         (b) Distributions. Amounts required to be transferred from an investment fund to satisfy benefit payments and required transfers to effectuate investment directions in accordance with Sections 6.3 and 6.4 shall be transferred from such investment funds as soon as practicable following receipt by the Trustee or investment manager of proper instructions to complete such transfers.

         (c) Investing. Except as provided in the applicable investment fund document, all amounts deposited in an investment fund shall be invested as soon as practical following receipt of such deposit. Notwithstanding the primary purpose or investment policy of an investment fund, assets of any investment fund which are not invested in the manner required by the investment fund document shall be invested in such short term instruments or funds as the applicable Trustee or investment manager shall determine pending investment in accordance with such investment policy.

         SECTION 6.6 EXPENSES

         All costs and expenses incurred in connection with the general administration of the Plan and Trust, to the extent not paid by the Company, shall be allocated (for deduction) among the investment funds in the proportion in which the amount invested in each such fund bears to the amount invested in all funds as of the accounting date preceding the day of application, provided that all costs and expenses directly identifiable to one fund shall be allocated to that fund.

         SECTION 6.7 CREDITING CONTRIBUTIONS AND FORFEITURES

         (a) Elective Deferrals. Elective Deferrals shall be credited to the account of the Participant that elected such contributions. Amounts credited to the Participant's Elective Deferral Account shall be based on the Participant's election, subject to any limitations and adjustments applicable under the Plan. Elective Deferrals shall be contributed to the Plan within such time as shall be required under applicable ERISA regulations to avoid the Employer being considered to have held such amounts as Plan assets.

         These contributions shall be credited as soon as practicable on or after the first business day coincident with or next following the date such contribution is received by the Plan.

No one--including any Employer, any Affiliated Employer, the Plan, and any Plan fiduciary--shall have any obligation to invest or credit interest on the Elective Deferral amounts so contributed with respect to any period between the close of the relevant pay period and the date the contribution is made.

         (b) Matching Contributions. Matching contributions shall be made in accordance with Section 4.3 and credited to the account of each Participant for whom an Elective Deferral contribution is made for the same Plan Year. The amount of each matching contribution shall be based on the amount of Elective Deferral contribution that is made, subject to any limitations and adjustments applicable under the Plan.

         Matching contributions shall be credited as soon as practicable on or after the first business day coincident with or next following the date such contribution is received by the Plan. No one--including any Employer, any Affiliated Employer, the Plan, and any Plan fiduciary -- shall have any obligation to invest or credit interest on matching contributions with respect to any period between the close of the pay period to which the applicable Elective Deferral contribution relates and the date the matching contribution is made.

         (c) Profit Sharing Contributions. Employer profit sharing contributions, if any, made under Section 4.4 shall be credited as soon as practicable on or after the first business day coincident with or next following the date such contribution is received by the Plan. Such contributions shall be aggregated from all contributing Employers and then allocated among the accounts of all Participants in proportion to the relative Compensation of each such Participant to date for that Plan Year.

         No one--including any Employer, any Affiliated Employer, the Plan and any Plan fiduciary--shall have any obligation to invest or credit interest on profit sharing contributions with respect to any period before the contribution is received by the Plan.

         (d) Forfeitures. Any forfeitures occurring only during the Plan Year commencing February 1, 1995 shall be reallocated as of the close of that Plan Year to the Profit Sharing Accounts of all Participants then eligible to share in allocations to that Account, in the manner provided in Section 6.7(c). Any forfeitures occurring during any subsequent Plan Year shall be applied entirely against any matching contribution, profit sharing contribution or other contribution obligations of the Employer that employed the Participant who incurred the forfeiture, and towards the payment of reasonable administration expenses payable by the Plan for that Plan Year. To the extent such post-1995 forfeitures are not exhausted for the Plan Year in which they arise, the unused forfeitures from that Plan Year shall be held in a suspense account (to which investment experience shall not be allocated) and applied in satisfaction of the Employer's matching, profit sharing and special contribution obligations, or for the payment of reasonable Plan administration expenses, if any, for the next subsequent Plan Year(s), until exhausted.

         SECTION 6.8 ADJUSTMENT OF ACCOUNT BALANCES

         As of each Valuation Date, including any interim Valuation Date, the Plan Administrator, or its designee, may adjust the account balances of Participants, as needed, to reflect adjustments, in the value of the Trust Fund (allocated based on relative account balances), and to reflect contributions, distributions and transfers of benefits to or for the benefit of any Participant, including withdrawals and loans.

         SECTION 6.9 OPERATION OF COMPANY STOCK FUND

         a) Stock Purchases. Assets directed or allocated to the Company Stock Fund shall be invested primarily in the authorized common stock of the Company, without regard to the ten percent of Plan assets limit on Plan ownership of employer securities under Section 407 of ERISA. Unless otherwise directed by the Plan Administrator, the Plan Trustee shall purchase shares of Company stock, from time to time, at prices that are not in excess of the fair market value of such stock, in accordance with the Trust.

         Fair market value of the Company stock shall be determined by the closing sale price on the date of purchase of such shares as reported on any public stock exchange (including NASDAQ) on which such Company stock is listed, but if such shares are not so listed or if no such price quotations are then available then their fair market value shall be determined by a professional independent appraisal conducted or updated not less frequently than annually. Custody of the shares of Company stock shall be maintained by the Trustee or by its designated agent for this purpose. Such shares may be registered in the name of the Trustee or its nominee.

Such shares may not be loaned (i.e., to other investment managers and securities dealers), except with the prior consent of the Plan Administrator and only on such terms as it approves.

         Any dividends paid on shares of Company stock shall be reinvested in additional shares of Company stock at the next reasonably available opportunity. Cash that is contributed to or reallocated for investment in the Company Stock Fund also shall be invested in Company stock at the next reasonably available opportunity. Any cash available from time to time in the Company Stock Fund shall be held by the Trustee in cash or non-interest-bearing cash equivalents pending investment in Company stock or disbursement out of the Company Stock Fund, as shall be directed by the Plan Administrator.

         (b) Allocating Interests. Each Participant invested in the Company Stock Fund shall be credited with his pro rata share of the total shares of Company stock then held in such Fund. Expenses of Company stock transactions, appraisals and other administration expenses attributable to the Company Stock Fund, to the extent not paid by the Employers, shall be deducted from the assets then allocated to such Fund prior to determining the periodic allocations. The allocation to Participants shall be pro rata based on the relative interests of each Participant in the Fund as of the prior Valuation Date, adjusted for transfers into or out of the Company Stock Fund on behalf of the Participant since the last Valuation Date. Cash and any other assets of the Fund other than Company stock shall be allocated on the same pro rata basis, to the extent such assets are not directly attributable (such as dividends or stock sale proceeds) to a particular Participant's Account.

         (c) Insider Trading Restrictions. Notwithstanding anything in the Plan to the contrary, the Plan Administrator may adopt more restrictive investment election procedures applicable to any Participant subject to the provisions of
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in order to assure compliance with such statute. Participants subject to the provisions of Section 16(b) of the Exchange Act may not take any part in the Plan Administrator's consideration of, or acting upon, any matter described in this paragraph. Notwithstanding the foregoing, the Plan Administrator shall not be required to take any steps or pursue any course of action to evaluate a request for any such waiver by a Participant and the Plan Administrator may not waive any obligation of the Participant under Section 16(b) of the Exchange Act.

         (d) Voting Rights. Common stock of the Company held by the Trustee shall be voted at each meeting of the stockholders of the Company, and written consents of stockholders to Company action shall be given, as directed by the Participant to whose Account such stock is credited. The Plan Administrator shall cause each such Participant to be provided with a copy of the notice of each stockholders' meeting, and other necessary documents soliciting stockholder action or consent, and the proxy statement relating to such meeting or consent, together with an appropriate form for the Participant to indicate his voting or consent instructions. The Plan Administrator shall tally Company stock voting instructions and direct the Trustee to vote the Plan's shares of Company stock accordingly. The Plan Administrator shall direct the Trustee to abstain with respect to the voting of any shares for which voting instructions were not timely received from Participants. With respect to any shares of Company stock which are not then allocated to Participants' Accounts, due to forfeiture or otherwise, the Trustee shall be instructed by the Plan Administrator to vote such shares proportionately in the same manner as the shares subject to Participant-directed voting are then being voted, including abstentions. These same voting rules shall apply to tender offers involving the Company stock.

         (e) Distributions. Company stock shall not be distributed in kind as a Plan benefit. Accordingly, at the direction of the Plan Administrator, the Trustee shall sell shares of Company stock, if and when needed, to satisfy the cash needs of the Plan with respect to investment directions, as well as loans, withdrawals and distributions to Participants and Beneficiaries. Such sales shall be at no less than fair market value (determined as provided in part (a) above) and may be made in the open market or to the Company. Any transaction involving Company stock shall be structured to avoid being a prohibited transaction under applicable sections of ERISA and the Code.

                                   ARTICLE VII
                          WITHDRAWALS AND DISTRIBUTIONS

         SECTION 7.1 WITHDRAWALS

         Any Participant (excluding all Limited Participants who did not become RCC employees immediately after the sale of Unicel on or about April 30, 1997) may request a withdrawal from the balance in his Accounts in accordance with the provisions of this Section 7.1. Such balance shall be determined as of the Valuation Date immediately preceding the date of the request, subject to any subsequent reduction of that balance reasonably estimated or ascertainable by the Plan Administrator before the withdrawal is made. The Plan Administrator may limit withdrawals to a designated percentage of such prior balance in order to protect the Plan against the impact of possible depreciation of Plan assets. Withdrawals from a Participant's Elective Deferral Account shall be limited to the amount of the Participant's Elective Deferrals then credited to such Account; earnings on Elective Deferrals may not be withdrawn. Participants shall be entitled to withdrawals from all their Accounts, in such order of priority as is then applied by the Plan for loans under Section 7.10 and related Plan loan procedures, but only to the extent such Accounts are vested and only in the event and to the extent of the Participant's "financial hardship" as provided in this Section 7.1.

         For purposes of this Section, "financial hardship" means immediate and heavy financial needs occurring in the Participant's personal affairs which cannot reasonably be satisfied from other resources available to the Participant. Such hardship shall be determined by the Plan

Administrator from appropriate evidence furnished by the Participant and in accordance with applicable regulations under Section 401(k) of the Code.

         A Participant's financial need shall be deemed sufficiently immediate and heavy to justify a hardship withdrawal under this Section only with respect to:

         (a) medical expenses (or expenses necessary to obtain medical care) of a type deductible under Code Section 213(d) (but without regard to actual deductibility) incurred by the Participant, his Spouse or dependents;

         (b) the purchase (excluding mortgage payments) of a principal residence for the Participant;

         (c) payment of tuition and related educational fees, including room and board expenses, for up to 12 months of post-secondary education for the Participant, his Spouse, children or dependents;

         (d) the need to prevent eviction of the Participant from his principal residence or foreclosure of the mortgage on his principal residence;

         (e) any other circumstance determined by the Internal Revenue Service to constitute immediate and heavy financial need for this purpose The request for a withdrawal shall be made in writing on a form prescribed by the Plan Administrator and shall be submitted to the Plan Administrator not less than sixty (60) days prior to the desired withdrawal date (or such lesser period as the Plan Administrator may allow to accommodate financial emergencies). The Plan Administrator shall cause approved withdrawals to be disbursed (subject to Section 7.9) with reasonable promptness after the withdrawal request has been approved, in accordance with any periodic withdrawal processing and disbursement schedule developed from time to time by the Plan Administrator.

         Unless the entire account is being withdrawn, no withdrawal shall be permitted in an amount of less than $500. No more than one hardship withdrawal may be made by a Participant during any twelve (12) consecutive month period.

         The Participant shall provide such further information as the Plan Administrator may request in support of the withdrawal request. The Plan Administrator shall approve or disapprove the withdrawal request in accordance with any applicable regulations under Section 401(k) of the Code and such rules, consistent with any such regulations, as the Plan Administrator shall adopt and apply uniformly to similarly situated Participants.

         In addition, the Participant must demonstrate to the satisfaction of the Plan Administrator that the amount of the requested withdrawal does not exceed the amount required to relieve such immediate and heavy financial need, considering also the extent to which such need may be satisfied from other resources reasonably available to the Participant, including assets of his Spouse and minor children to the extent reasonably available to him. The Plan Administrator may require, and place reasonable reliance on, the Participant's written representations to the effect that, as a practical matter, such need cannot be relieved:

         (a) through reimbursement or compensation by insurance or otherwise;

         (b) by reasonable liquidation of the Participant's assets to a degree which would not itself cause immediate and heavy financial need;

         (c) by cessation of Elective Deferrals under the Plan; or

         (d) by other distributions or loans from plans maintained by any present or former employer of the Participant, or by borrowing from commercial sources on reasonable commercial terms. The amount of a hardship withdrawal may be increased, at the Participant's request, by the estimated amount of income taxes, excise taxes, and other penalties, if any, that the Participant may owe on the amount being withdrawn.

         SECTION  7.2 DISTRIBUTION ON DEATH, RETIREMENT, DISABILITY OR OTHER
                      TERMINATION OF EMPLOYMENT

         A Participant (or the Participant's Beneficiary) who terminates employment with the Company and all Affiliated Employers by reason of his retirement, death, Permanent Disability (which began while he was an active Employee of an Employer), or for any other reason will receive the balance of the vested portion of his Accounts in a single sum cash payment. The sale of substantially all the assets of Unicel to RCC on or about May 1, 1997 shall be considered a distributable event in accordance with Code Section 401(k)(10)(A)(ii). Any distribution of the Elective Deferral Accounts of affected Participants who were employed by Unicel and became employees of RRC as a result of said asset sale shall be deferred pending receipt of a favorable determination letter from the Internal Revenue Service regarding this Plan as hereby amended and restated. Regardless of the vesting schedules in Section 4.7, a Participant shall become 100% vested in his Accounts as of the earliest of:

             (i) the date he terminated employment with any and all Employers due to his Permanent Disability or death, or

             (ii) the date on which he attains age sixty-five (65), while still employed with any Employer.

         For purposes of determining the amount of such payment, if the Participant's or Beneficiary's written request for distribution is received by the Plan Administrator on or before the fifteenth (15th) day of a calendar month, then the distributable value of the Accounts shall be determined as of the later of the last day of that month or the last day of the calendar month in which the Participant's Termination Date arises. If the written request for distribution is received after the fifteenth (15th) day of a calendar month, then the distributable value of the Accounts shall be determined as of the later of the last day of the second calendar month following the date such request is received or the last day of the calendar month in which the Participant's Termination Date arises.

         If a Participant leaves the employ of the Company and all Affiliated Employers and the balance of the vested portion of his Accounts exceeds $3,500 he shall be deemed a Limited Participant and his Accounts shall remain in the Plan until he attains (or would have attained) his Retirement Date, unless the Limited Participant or surviving Beneficiary elects in writing to receive distribution of his Accounts prior to such Retirement Date as provided in
Section 7.7 of the Plan. If a Participant's distributable benefit does not exceed $3,500, then it shall be paid in accordance with Section 7.6(c). If a Participant has no vested interest in his Accounts as of his Termination Date, then his Accounts shall be forfeited and he shall be deemed to have received a distribution of zero dollars ($0) in full payment of his vested interest in the Plan. Transfer and Rollover Accounts shall be distributed on the same terms as all other Accounts of the Participant under this Section.

         SECTION 7.3 DESIGNATION OF BENEFICIARY

         Each Participant or Limited Participant may designate any legal or natural person or persons as his Beneficiary under the Plan to receive any portion of such Participant's benefit that remains unpaid as of the date of his death. Each Beneficiary designation will be in the form prescribed by the Plan Administrator and will be effective only when filed with the Plan Administrator during the Participant's lifetime. Each Beneficiary designation filed with the Plan Administrator will cancel all prior Beneficiary designations filed with the Plan Administrator.

         Notwithstanding the foregoing, no Beneficiary designation will be effective under the Plan unless the Participant's or Limited Participant's Eligible Spouse consents in writing to such designation, such consent acknowledges the effect of such designation, and the Eligible Spouse's signature is witnessed by the Plan Administrator or a notary public. Notwithstanding the foregoing, spousal consent to a Participant's Beneficiary designation will not be required if:

         (a) the Eligible Spouse is designated as the sole primary Beneficiary by the Participant or Limited Participant; or

         (b) it is established to the satisfaction of the Plan Administrator that spousal consent cannot be obtained because there is no Eligible Spouse, or because of such other circumstances as may be prescribed in regulations issued by the Secretary of the Treasury. For this purpose, reasonable reliance by the Plan Administrator on suitable written representations or other evidence from the Participant shall be allowed.

         Any consent by an Eligible Spouse or any determination by the Plan Administrator that the consent is not required pursuant to paragraphs (a) or (b) above may not be revoked by the Spouse and will be effective only with respect to such Eligible Spouse.

         SECTION 7.4 LACK OF BENEFICIARY

         If any Participant (including, for all purposes of this Section, a Limited Participant) fails to designate a Beneficiary in the manner provided above, or if the Beneficiary designated by a Participant dies before him or before complete distribution of the Participant's benefits, such Participant's benefits will be paid in accordance with the following order of priority:

         (a) to the Participant's Eligible Spouse; or, if there be none surviving,

         (b) to the Participant's children (including legally adopted children) and the descendants of deceased children (per stirpes), in equal parts; or, if there be none surviving,

         (c) to the Participant's father and mother, in equal parts; or, if there be none surviving,

         (d) to the Participant's estate.

         The Plan Administrator may determine the identity of the distributees and in so doing may act and rely upon any information deemed reliable upon reasonable inquiry, and upon any affidavit, certificate, or other paper believed to be genuine, and upon any evidence believed sufficient. If a Participant, Limited Participant, or Beneficiary is under a legal disability, and is unable to attend properly to his personal financial matters, the Plan Administrator may direct that payments be made to any individual legally appointed to care for such Participant, Limited Participant or Beneficiary.

         Any payment made pursuant to this Section will be in complete discharge of the obligation for paying such benefit under the Plan.

         SECTION 7.5 MISSING PAYEES

         Each Participant, Limited Participant and each Beneficiary must file written notification with the Plan Administrator or Employer of the address at which such person can be reached. Any communication, statement, or notice addressed to a Participant, Limited Participant or Beneficiary shall be sent to their most current address filed with the Employer or Plan Administrator. If no address is so filed, then the last address as shown in the Employer's records will be used for such person for all purposes of the Plan.

         Notwithstanding any other provision of the Plan, in the event that the Plan Administrator cannot locate any person to whom a payment is due under this Plan, the benefit in respect of which such payment is to be made shall be forfeited and applied in accordance with Section 6.7(d) at such time as the Plan Administrator shall determine in its sole discretion (but in all events prior to the time such benefit would otherwise escheat under any applicable law); provided that such forfeited benefit shall be reinstated (without adjustment for any intervening investment experience) if such person subsequently makes a valid claim for such benefit prior to termination of the Plan. Restoration of such forfeited benefit shall be made from the same sources as provided for restoring forfeitures under Section 4.7.

         SECTION 7.6 TIMING OF BENEFIT PAYMENTS

         (a) Unless the Participant otherwise elects or this Plan requires otherwise in a particular case, payment of a Participant's vested interest under the Plan will be made or commenced not more than sixty (60) days after the close of the Plan Year coincident with or next following the latest to occur of the following:

             (i)   the date on which the Participant reaches age 65,

             (ii) the 10th anniversary of the year in which the Employee became a Plan Participant, or

             (iii) the date on which the Participant terminates employment with the Employer and all Affiliated Employers.

Subject to the special rules of Sections 7.6(b) and (c), any benefit distributions payable under the Plan shall be made to a Participant or surviving Beneficiary as soon as practicable after receipt and processing by the Plan Administrator of such person's proper, written request for a benefit distribution. Such administrative processing includes a determination as to whether the person is entitled to a benefit and, if so, a determination of the distributable amount in accordance with Section 7.2.

         (b) Notwithstanding the foregoing, benefit payments for any Participant who is a "5-percent owner" will begin no later than April 1 following the calendar year in which the Participant attains age 70 1/2, whether or not the Participant has retired. Distributions will be made in a manner consistent with
Section 401(a)(9) of the Code. Any distribution options inconsistent with statutory requirements will be superseded by the applicable Code section. For purposes of this paragraph, a Participant is a "5-percent owner" if he is a 5-percent owner (as defined in Code Section 416) of an Employer in the Plan Year in which that Participant attains age 70 1/2.

         (c) If the aggregate balance of the Participant's Accounts, determined as of the last day of the calendar month in which his Termination Date arises (or as of any other date prescribed in Section 7.2), does not exceed $3,500, then a single sum distribution of his benefit shall be made, without regard to the Participant's distribution request or lack of one, as promptly as practicable and not later than the close of the first Plan Year beginning after his Termination Date.

         SECTION 7.7 CONSENT TO DISTRIBUTIONS BEFORE RETIREMENT DATE

         No distribution shall be made to any Participant (who is eligible for a distribution under the Plan) before his Retirement Date unless:

         (a) the prior written consent of the Participant (or if the Participant has died, his surviving Beneficiary) to the distribution has been obtained by the Plan Administrator within the 90-day period ending on the date distribution is to be made or commenced, or

         (b) the balance of the Participant's Accounts, determined as of the Valuation Date coinciding with or next preceding the date of the distribution, does not exceed $3,500.

         The Plan Administrator shall notify the Participant of any right to defer any distribution until the Participant's Retirement Date.

         SECTION 7.8 SPECIAL DISTRIBUTION RULE

         Elective Deferrals and earnings or losses allocable thereto, shall not be distributed to Participants, Limited Participants or Beneficiaries earlier than upon separation from service, death, or disability or, in accordance with Treasury Regulation ss.1.401(k)-1(d), upon the occurrence of one of the following events:

         (a) The termination of the Plan without establishment of a successor defined contribution plan;

         (b) The disposition by an Employer of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used in the trade or business of the Employer if the Employer continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the business acquiring such assets;

         (c) The disposition by an Employer to an unrelated entity of the Employer's interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code) if the Employer continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary; or

         (d) The financial hardship of the Participant, as described in Section
7.1 of the Plan.

         SECTION 7.9 DIRECT ROLLOVER ELECTION

         (a) Election. Notwithstanding any provisions of the Plan to the contrary that would otherwise limit the election under this Section, a person entitled to a distribution of benefits from the Plan (a "Distributee") may elect to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover, rather than being paid to the Distributee.

         (b) Definitions. For purposes of this Section:

             (i) "Eligible Rollover Distribution" shall mean any distribution (including withdrawals) of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution shall not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

             (ii) "Eligible Retirement Plan" shall mean an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover

                    Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

             (iii) "Distributee" shall include an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a Qualified Domestic Relations Order, as defined in section 414(p) of the Code, are Distributees with regard to any interest of the Spouse or former Spouse.

             (iv) "Direct Rollover" shall mean a payment by a direct trustee-to-trustee transfer from the Plan to the Eligible Retirement Plan specified by the Distributee.

         SECTION 7.10 LOANS TO PARTICIPANTS

         The Plan Administrator upon proper written request by an eligible borrower, shall direct the Trustee to make a loan from the vested portion of the Accounts of a Participant in accordance with this Section. Eligibility for and the rules with respect to loans shall, in the discretion of the Plan Administrator, be uniformly applied to all similarly situated loan applicants and this loan program shall not operate to discriminate in favor of Highly Compensated Employees, officers or shareholders of an Employer. Eligible borrowers shall include active or inactive Employees, surviving Beneficiaries, and alternate payees under qualified domestic relations orders (to the extent such an order authorizes such borrowing rights) who have an interest in a Participant's Account under the Plan. From time to time the Plan Administrator may allow loan requests to be made directly to a separate Plan recordkeeper, which shall during such times administer this loan program instead of the Plan Administrator, in which case loan requests shall be made in such time and manner as such recordkeeper permits. At all times, loans shall be available to eligible borrowers without restriction as to the reason for the loan or the use to be made of the loan proceeds.

         Loans shall be available to eligible borrowers on the following terms:

         (a) The initial principal amount of any loan may not be less than $1,000. The maximum principal amount of all loans outstanding to any one borrower shall not exceed 50% of the balance of the vested portion of the Participant's Accounts or $50,000, whichever is less. For purposes of this paragraph (a), the $50,000 maximum figure shall be reduced by the excess, if any, of the highest outstanding balance of loans from the Participant's Accounts during the one-year period ending on the day before the date on which such loan is made over the outstanding balance of loans from the Participant's Accounts on the date on which such loan is made.

         (b) Loans shall be taken from Participant's Accounts in the following order of priority:

             (i)    First, from the Buy-Back Account, if any; and

             (ii)   Next, if needed, from the Elective Deferral Account, if any;
                    and

             (iii) Next, if needed, from the Matching Contribution Account, if any; and

             (iv)   Next, if needed, from the Rollover Account, if any; and

             (v) Next, if needed, from the Special Make-Up Contribution Account, if any; and

             (vi) Next, if needed, from the Profit Sharing Account; if any, to the extent vested; and

             (vii) Finally, if needed from the vested portion of the Transfer Account, if any.

The Plan Administrator shall be authorized and permitted to modify that order of priority by so designating in the Plan loan procedures at any time and from time to time. Loans shall be taken pro rata from all investment funds in which the Participant's Accounts from which the loan is made are invested.

         (c) The term of any loan may not exceed five years. This five-year maximum shall even apply to loans used to acquire any dwelling unit which, within a reasonable time, is to be used as a principal residence of the Participant.

         (d) Loans shall have a fixed rate of interest. The interest rate shall be set as of the last day of each calendar quarter by the Plan Administrator for loans to be made in the next following calendar quarter, and shall equal the prime rate then charged (as of the quarter-end date on which the rate is to be set) by a large domestic money center bank (which may be the Company's principal commercial bank) selected by the Plan Administrator, plus one percentage point (1%).

         (e) The Plan Administrator shall have the authority to require that the loan be repaid by payroll withholding over its term and, as a condition precedent to approval of the loan, require the borrower to irrevocably authorize payroll withholding to accomplish the same. Borrowers not on an Employer's payroll must make their loan repayments monthly by certified check, payable as directed by the Plan Administrator, unless a direct deposit repayment arrangement is established under part (f) below.

         (f) The loan shall be secured by the vested interest in the Participant's Accounts to the extent of the principal amount of the loan plus accrued interest. However, not more than 50% of the vested portion of the Participant's Accounts may be used as security for all loans from the Participant's Accounts. The Plan Administrator may request such other or further security as it shall deem necessary and prudent from time to time in order to protect the Plan from risk of loss of principal or income if a default were to occur. With respect to loans made to eligible Beneficiaries and loans to inactive Employees, the Plan Administrator shall have the authority to require and arrange that the loan be repaid by direct deposit to the Trustee from a checking account of the borrower. If such payroll withholding or direct deposit arrangements cease or cannot be arranged, the Plan Administrator may reserve the right to deny the loan request or accelerate and call the existing loan due in order to avoid the risk of loss to the Plan.

         (g) If the vested portion of a Participant's Accounts is to be distributed as a Plan benefit prior to the repayment of all principal and accrued interest due on any Plan loan from the Participant's Accounts, the distribution shall be offset by the amount of unpaid principal and interest due on the loan.

         (h) All loans shall be bona fide and evidenced by a note containing such additional terms and conditions, consistent with this Section, as the Plan Administrator shall require. Payments shall be scheduled to be made no less frequently than quarterly. Any refinancing shall be made at the interest rate in effect for new loans at the time the refinancing takes place.

         (i) A Participant shall be permitted no more than one outstanding loan at any time, but this limitation shall not prohibit such refinancing and adjustment of the terms and conditions of any Participant's loan as the Plan Administrator, within the other limitations of this Section, may allow.

         (j) Only Participants and Beneficiaries who are "parties in interest" with respect to the Plan, within the meaning of Section 3(14) of ERISA, shall be permitted to borrow under this Section. Participants who are no longer employed with any Employer or Affiliated Employer shall not be eligible for loans under this Section.

         (k) Once three monthly payments (or payments for an entire three-month period, if payments are not due monthly) remain past due on a loan under this Section then the loan shall be considered in default, the entire unpaid principal and interest shall be accelerated, due and owing, and shall be reported for income tax purposes as a taxable distribution from the Plan. The amount in default, shall continue to accrue interest until paid. Any outstanding balance on a loan shall not be offset against and deducted from the balance of the Participant's Accounts, as provided in part (g) above, unless and until immediately before the Participant's Accounts are distributed as a benefit under Sections 7.2 and 7.6.

         (l) All loans shall be treated as a separate investment fund of the affected Participant's Accounts. All payments with respect to loans shall be credited to the Accounts of the Participant from which the loan was made, and in the same proportions to each Account as the loan was taken from that Account, and such payments shall be invested pro rata according to the most recent investment direction for those respective Accounts.

         (m) Any reasonable Plan administration expenses attributable to a loan shall be deducted from the loan principal, added to loan repayments or otherwise passed through to and paid by the borrower.

                                  ARTICLE VIII
                              TOP-HEAVY PROVISIONS

         SECTION 8.1 TOP-HEAVY RULES

         The provisions in parts (a) through (d) below will become effective for any Plan Year in which the Plan is determined to be a Top-Heavy Plan.

         (a) Minimum Allocations: For any Plan Year for which the Plan is deemed a Top-Heavy Plan, the following required minimum allocation rules will apply:

             (i) The Employer contributions allocated on behalf of any Participant who is not a Key Employee (whether or not he or she has authorized Elective Deferrals during such Top-Heavy Plan Year) will not be less than the lesser of three percent (3%) of such Participant's compensation (as defined below), or the largest Employer contribution expressed as a percentage of the first $150,000 (or such other maximum as may be applicable under Code Section 401(a)(17)) of the Key Employee's compensation allocated on behalf of any Key Employee for that Plan Year. The minimum allocation is determined without regard to any Social Security contribution. The allocation will be made even though under other Plan provisions the Participant would not otherwise be entitled to receive an allocation, or would receive a lesser allocation for the year due to either the Participant's failure to complete 1,000 hours of employment (or any equivalent provided in the Plan), or the Participant's compensation being less than a stated amount.

             (ii) For the purpose of computing the Minimum Allocations, "compensation" as used in Section 8.1(a)(i) above means Compensation, including any amounts that a Key Employee elects to defer under the salary reduction agreement which are excludable from the Employee's gross income under Sections 125, 401(k), 402(a)(8), 402(h) or 403(b) of the
                    Code, as defined in Code Section 415(c)(3).

         (b) Compensation Limitation: For any Plan Year for which the Plan is a Top-Heavy Plan, annual Compensation taken into account under the Plan will not exceed $150,000, adjusted for inflation as provided under Sections 401(a)(17) and 415(d) of the Code.

         (c) Coordination With Other Plans: If another defined contribution or defined benefit plan maintained by any Affiliated Employer provides contributions or benefits on behalf of Participants in this Plan, such other plan or plans will be treated as a part of this Plan in determining whether this Plan satisfies the requirements of Sections 8.1(a) and (b) of this Plan. Such determination will be made by the Plan Administrator.

         (d) Adjustment of Multiple Plans Limitation: For any Plan Year for which the Plan is determined to be a Top-Heavy Plan, the determination of the defined contribution fraction and the defined benefit fraction under Section 5.2 of the Plan will be adjusted in accordance with the provisions of Section 416(h) of the Code.

         (e) Definitions: The following definitions will apply to this Section 8.1:

             (i) Key Employee: Any employee or former employee (and the beneficiaries of such employees) who at any time during the Determination Period was:

                    (l) an officer of any Affiliated Employer if such employee's annual compensation exceeds 150% of the dollar limitation under Section 415(b)(l)(A) of the Code for any Plan Year,

                    (2) an owner (or considered an owner under Section 318 of the Code) of one of the ten largest interests in any Affiliated Employer if such employee's compensation exceeds 100% of such dollar limitation under Section 415(c)(l)(A) of the Code,

                    (3) a five percent (5%) owner of the any Affiliated Employer, or

                    (4) a one percent (1%) owner of any Affiliated Employer who has an annual compensation of more than $150,000.

                    An officer is defined as any employee of any Affiliated Employer who is named by such Affiliated Employer as an officer, provided that not more than the greater of three employees or 10% of the employees (but in no event more than 50 employees) will be considered as officers in determining whether the Plan is Top-Heavy. The Determination Period is the Plan Year containing the Determination Date and the four preceding Plan Years. The determination of who is a Key Employee is made under Section 416(i)(l) of the Code. For purposes of identifying Key Employees, "compensation" shall be as defined in Code Section 415(c)(3), and as modified by Code Section 414(q)(7).

             (ii) Non-Key Employee: Any employee of any Affiliated Employer who is not a Key Employee.

             (iii) Determination Date: For the first Plan Year, the last day of that year. For any Plan Year thereafter, the last day of the preceding Plan Year.

             (iv) Valuation Date: The date as of which the Employee's Account balances are valued for purposes of calculating the Top-Heavy Ratio.

             (v) Top-Heavy Plan: The Plan will be deemed a Top-Heavy Plan for any Plan Year for which the following conditions exist:

                    (1) The Top-Heavy Ratio for the Plan exceeds 60%, and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans;

                    (2) The Plan is part of a Required Aggregation Group of plans (but not a Permissive Aggregation Group), and the Top-Heavy Ratio for the group exceeds 60%; and

                    (3) The Plan is part of a Required Aggregation Group and part of a Permissive Aggregation Group, and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

             (vi) Top-Heavy Ratio: If any Affiliated Employer maintains one or more defined contribution plans and has not maintained any defined benefit plan that during the five-year period ending on the Determination Date has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Account balances of all Key Employees (including any distributions in the five-year period ending on the Determination Date) and the denominator of which is the sum of all Account balances (including any distributions in the five-year period ending on that Determination Date) of all Participants. Both the numerator and denominator of the Top-Heavy Ratio will be adjusted to reflect contributions due but not made as of the Determination Date that are required to be taken into account under Section 416 of the Code. The value of the Account balances will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date. The Account balances of a Participant who

                    (l) is not a Key Employee but who was a Key Employee in a prior Plan Year, or

                    (2) has not been credited with at least one hour of employment at any time during the five-year period ending on the Determination Date,

                    will be disregarded, as will the balances in any Participant's Rollover and Transfer Accounts.

                    When aggregating plans, Account balances will be calculated with reference to the Determination Dates that fall within the same Plan Year.

             (vii) Permissive Aggregation Group: The Required Aggregation Group, plus any other plan or plans of any Affiliated Employer falling under Sections 401(a)(4) and 410 of the Code.

             (viii) Required Aggregation Group: Each plan of the Company in which at least one Key Employee participates or has participated during the Determination Period (including a terminated plan), and each other plan that enables a plan in which a Key Employee is a participant to meet the requirements of Sections 40l(a)(4) or 410 of the Code.

         SECTION 8.2 SUPERSEDING LAW

         The provisions of Section 8.1 of the Plan will be deemed to be altered to the extent required by any applicable Code Sections or other applicable law or regulations relating to top-heavy plans.

                                   ARTICLE IX
                                   TRUST FUND

         SECTION 9.1 CONTRIBUTIONS TO THE TRUST FUND

         All contributions under this Plan will be paid to the Trustee and deposited in the Trust Fund. In no event will any contribution for a given Plan Year be made to the Plan later than the date of filing of the Employer's federal income tax return for its fiscal year in which such Plan Year ends. All contributions made by the Employer are expressly conditioned upon the qualification of the Plan and any amendments to the Plan, under Sections 401(a) and 401(k) of the Code, and upon the current deductibility of such contributions under Section 404 of the Code. Upon the contributing Employer's request, insofar as permitted under Section 403(c) of ERISA, a contribution that was made by mistake of fact, or conditioned upon qualification of the Plan or any amendment thereto, or conditioned upon the deductibility of the contribution under Section 404 of the Code, will be returned to the contributing Employer within one year after the payment of the contribution, the denial of the qualification, or the disallowance of the deduction (to the extent disallowed), whichever is applicable.

         SECTION 9.2 USE OF TRUST ASSETS

         Except as provided in Section 9.1 of the Plan and this Section, all assets of the Trust Fund, including Income, will be retained for the exclusive benefit of Participants, Limited Participants, and Beneficiaries and will be used to pay benefits to such persons and will not revert to or inure to the benefit of any Employers. Reasonable expenses incurred in the administration, maintenance and operation of the Plan and Trust Fund shall be paid from the Trust Fund at the direction of the Plan Administrator to the extent permitted under ERISA, unless any Employers determine to pay certain of such expenses from time to time.

                                    ARTICLE X

                        COMMITTEE AND PLAN ADMINISTRATION

         SECTION 10.1 MEMBERSHIP AND AUTHORITY

         The Committee referred to in Section 2.27 will consist of not more than three (3) persons appointed by the Board of Directors of the Company, or by the authorized designee of such Board. The Committee will be the "named fiduciary" (as described in ERISA Section 402) under the Plan and will have complete authority and discretion in exercising rights, powers and duties granted to the Committee under the Plan and applicable law. Except as otherwise specifically provided in this Article X, in controlling and managing the operation and administration of the Plan, the Committee will act either by a majority vote of its then members present at a Committee meeting at which a quorum (a majority, or as otherwise provided in Committee rules or by-laws) is present, or by unanimous written consent of all Committee members acting without a meeting, and shall have full and exclusive discretion in exercising the following powers, rights, and duties in addition to those vested in it elsewhere in the Plan:

         (a) To adopt such rules of procedure and regulations as, in its opinion, may be necessary for the proper and efficient administration of the Plan and as are consistent with the provisions of the Plan;

         (b) To enforce the Plan in accordance with its terms and such applicable rules and regulations as may be adopted by the Committee;

         (c) To determine all questions arising under the Plan, including the power to determine the rights or eligibility of employees or Participants and their Beneficiaries and their respective benefits; and to construe and interpret the Plan and thereby to remedy ambiguities, inconsistencies, or omissions;

         (d) To maintain and keep records concerning the Plan and concerning its proceedings and acts in such form and detail as the Committee may decide, and to make such reports on the Plan to the Company, government agencies, or others as the Committee or the Company determines to be appropriate; and

         (e) To direct all payments of benefits under the Plan.

         The certificate of a majority of the members of the Committee, or of the Secretary or other designated member or representative of the Committee, that the Committee has taken or authorized any action will be conclusive in favor of any person relying on the certificate.

         SECTION 10.2 DELEGATION BY COMMITTEE

         In exercising its authority to control and manage the operation and administration of the Plan, the Committee may employ agents and counsel (who may also be employed by or represent any Employer) and delegate to them or allocate to individual Committee members such powers as the Committee deems desirable. Any such delegation will be in writing and will reflect the action of the Committee members then acting. The writing contemplated by the foregoing sentence shall adequately describe the advice to be rendered or the functions and duties to be performed by the delegatee.

         SECTION 10.3 UNIFORM RULES

         In managing the Plan, the Committee will uniformly apply rules and regulations adopted by it, from time to time, to all Participants similarly situated.

         SECTION 10.4 INFORMATION TO BE FURNISHED TO COMMITTEE

         The Employer will furnish the Committee such data and information as may be required. The records of the Employer as to an Employee's or Participant's period of employment, termination of employment and the reason therefor, leave of absence, reemployment, and earnings will be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish to the Committee such evidence, data, or information as the Committee considers desirable to carry out the Plan.

         SECTION 10.5 COMMITTEE'S DECISIONS FINAL

         All determinations and decisions regarding provisions of the Plan involving eligibility to participate in the Plan, eligibility for benefits under the Plan, and the amount and form of benefits payable under the Plan, shall be made in the sole discretion of the Committee. All such decisions and determinations shall be final and binding. A misstatement, mistake of fact, or other administrative error or omission, shall be corrected when it becomes known, and the Committee shall make any such adjustment on account thereof as it considers equitable and practicable.

         SECTION 10.6 EXERCISE OF COMMITTEE'S DUTIES

         Notwithstanding any other provisions of the Plan, the Committee will discharge its duties hereunder solely in the interests of the Participants in the Plan and their Beneficiaries, and:

         (a) For the exclusive purpose of:

             (i) providing benefits to Plan Participants and other persons entitled to benefits under the Plan; and

             (ii)   defraying reasonable expenses of administering the Plan; and

         (b) With the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

         SECTION 10.7 REMUNERATION AND EXPENSES

         No remuneration shall be paid to any Committee member, delegatee of the Committee, or other Employee fiduciary of the Plan, acting as such. However, the reasonable expenses of a Committee member incurred in the performance of a Committee function, and any other reasonable expenses of Plan administration, may be paid from the Trust in accordance with Section 9.2, at the direction of the Committee, if not paid by any Employers.

         SECTION 10.8 RESIGNATION OR REMOVAL OF COMMITTEE MEMBER

         A Committee member may resign at any time by giving written notice to the Company and the other Committee members. The Board of Directors of the Company may act to remove a Committee member by giving written notice to him and the other Committee members.

         SECTION 10.9 APPOINTMENT OF SUCCESSOR COMMITTEE MEMBER

         The Board of Directors of the Company may act to fill any vacancy in the membership of the Committee and will give prompt written notice thereof to the other Committee members. While there is a vacancy in the membership of the Committee, the remaining Committee members will have the same powers as the full Committee until the vacancy is filled.

         SECTION 10.10 RECORDS AND REPORTS

         The Committee will exercise such authority and responsibility as it deems appropriate to comply with ERISA and Code requirements relating to: records of a Participant's service, account balances, and the percentage of such account balances that are nonforfeitable under the Plan; notifications to Participants; registration and qualification with the Internal Revenue Service; and annual reports to the Department of Labor or Internal Revenue Service.

         SECTION 10.11 INDEMNIFICATION

         To the extent permitted by law, no Committee member, shareholder, director, officer or employee of any Affiliated Company, shall incur any personal liability of any nature for any act or failure to act in good faith in connection with the administration of the Plan, except in cases of gross negligence or willful misconduct by such individual. The Company's Board of Directors (and its members), the Committee (and its members), and any Employees serving the Plan with the approval of the Company or the Committee, will be indemnified and saved harmless by the Employers, from and against any and all liabilities to which they may be subjected by reason of any act or failure to act made in good faith pursuant to the provisions of the Plan, including expenses reasonably incurred in the defense of any claim relating thereto.

         SECTION 10.12 CLAIMS PROCEDURE

         Unless otherwise delegated by the Committee, the Committee will make all determinations as to the right of any person to a benefit.

         (a) If a claim is denied, in whole or part, the party making the claim will be given a written notice of denial of the claim, containing the following:

             (i)    Specific reasons for the denial;

             (ii) Specific reference to pertinent Plan provisions on which the denial is based;

             (iii) A description of any additional material or information necessary for the claimant to perfect the claim, and an explanation of why the material or information is necessary; and

             (iv)   An explanation of the claim review procedure.

The notice will be furnished within a reasonable time after receipt of the claim. If the notice is not furnished within ninety (90) days following the claim, or within an additional ninety (90) days (if deemed necessary and notice of the extension is given to the claimant before the expiration of the initial ninety (90) day period), the claim will be deemed denied.

         (b) The following claim review procedure will apply to any denied claim:

             (i) Review may be requested in writing and a complete request for review must be received by the Committee within sixty
                    (60) days following the date of denial of the claim. During such period the claimant may inspect or copy any Plan records pertaining to his claim. The request for review must contain all reasons, facts and documents in support of the denied claim.

             (ii) The decision on review shall be made by the Committee or its designee, shall be in writing, and shall be issued within sixty (60) days after receipt of the request for review, provided that the period for decision may extend to a date not later than 120 days after such request if it is determined that special circumstances require such an extension. The decision on review shall include specific reasons for the decision and specific references to the Plan provisions on which the decision is based.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

         SECTION 11.1 NONGUARANTEE OF EMPLOYMENT

         Nothing contained herein will be construed as:

         (a) a contract of employment between an Employer or any Affiliated Employer and any Employee, Participant, Limited Participant or other person who is or may be entitled to benefits under the Plan;

         (b) a right of any Employee or other person to be continued in the employment of an Employer or any Affiliated Employer; or

         (c) a limitation of the right of an Employer or any Affiliated Employer to discharge any of its employees, with or without cause.

         SECTION 11.2 RIGHTS TO TRUST ASSETS

         Upon termination of his employment, no Employee, Participant, Limited Participant or Beneficiary will have any right to, or interest in, any assets of the Trust Fund other than the right to receive benefits specifically accrued by such Employee as a Participant in accordance with the Plan, or as the Beneficiary of a deceased Participant in the Plan, and then only to the extent of the benefits payable under the Plan to such Employee or Beneficiary out of the assets of the Trust Fund. Payment of all benefits under the Plan will be made solely out of the assets of the Trust Fund, and neither any Employer, any Affiliated Employer, nor the Plan Administrator will be personally liable for any loss of assets or decrease in value due to adverse investment experience of the Trust Fund.

         SECTION 11.3 NONFORFEITABILITY OF BENEFITS

         Subject only to the specific provisions of this Plan, nothing will be deemed to divest a Participant of his right to any Plan benefit to which he attains a nonforfeitable right in accordance with the provisions of this Plan.

         SECTION 11.4 NONALIENATION OF BENEFITS

         Benefits payable under this Plan will not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, or otherwise dispose of any right to benefits payable hereunder will be void. The Trust Fund will not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any person entitled to benefits hereunder.

         The preceding paragraph shall not apply to a "Qualified Domestic Relations Order" as defined in Section 414(p) of the Code. The Plan Administrator shall establish a written procedure to determine the qualified status of such domestic relations orders and to administer accounts and distributions under such orders. Further, to the extent provided under a Qualified Domestic Relations Order, a former Spouse of a Participant shall be treated as the Spouse or surviving Spouse under the Plan with respect to benefits specifically identified under the terms of the Qualified Domestic Relations Order. To the extent legally permitted, payments to an alternate payee under a Qualified Domestic Relations Order may commence prior to the subject Participant's earliest retirement age, if so authorized by such Order and so requested in writing by the alternate payee.

         SECTION 11.5 WORD USAGE

         Any Participants or surviving Beneficiaries affected by a material Plan amendment, or by a partial or complete Plan termination, shall be notified of such Plan amendment or termination as required by law.

                                   ARTICLE XII

                       AMENDMENTS AND ACTION BY EMPLOYERS

         SECTION 12.1 AMENDMENTS

         The Company reserves the right to amend or modify the Plan from time to time by written instrument duly adopted by the Board of Directors of the Company, or by that Board's designee. Any such amendment or modification shall be effective on such date as such Board or designee shall specify, unless ERISA or the Code requires some other effective date. Except as authorized under Code
Section 411(d)(6) or as permitted under the Company's Code Section 401(b) remedial amendment rights, in no event will the vested interest and benefit rights of any Participant be retroactively reduced by a Plan amendment (with respect to his Accounts as existing immediately prior to such effective date).


         SECTION 12.2 ACTION BY EMPLOYERS

         Any action by any Employer under this Plan may be made or taken by resolution of its Board of Directors or by any person or persons duly authorized by resolution of such Board to take such action.

         SECTION 12.3 NOTICE OF AMENDMENT OR TERMINATION

         Any Participants or surviving Beneficiaries affected by a material Plan amendment, or by a partial or complete Plan termination, shall be notified of such Plan amendment or termination as required by law.

                                  ARTICLE XIII

                          SUCCESSOR EMPLOYER AND MERGER

         SECTION 13.1 SUCCESSOR EMPLOYER

         In the event of the dissolution, merger, consolidation, or reorganization of the Company, provision may be made by which the Plan and Trust will be continued by the successor to the Company by adopting the Plan and becoming a party to the Trust, and, in that event, such successor will be substituted for the Company under the Plan. The substitution of the successor will constitute an assumption of Plan sponsorship by the successor, whereupon the successor will have all of the powers, duties, and responsibilities of the Company under the Plan.

         SECTION 13.2 CONDITIONS APPLICABLE TO MERGER OR CONSOLIDATION OF PLANS

         In the event of any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust Fund to, another trust fund held under any other plan of deferred compensation maintained or to be established for the benefit of any or all of the Participants of this Plan, the assets of the Trust Fund applicable to such Participants will be merged, consolidated with or transferred to such other trust fund only if:

         (a) each Participant would (if either this Plan or the other plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer that is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation, or transfer (if this Plan had then terminated) and the determination of such benefits will be made in the manner and at the time prescribed in regulations issued under ERISA;

         (b) resolutions of the Board of Directors of the Company under this Plan, or any similar board of any new or successor employer of the affected Participants, will authorize such transfer of assets; and, in the case of the new or successor employer of the affected Participants, provided its resolutions include an assumption by its plan of liabilities with respect to such Participants' inclusion in the new employer's plan; and

         (c) such other plan and trust are qualified under Sections 401(a) and 501(a) of the Code.

                                   ARTICLE XIV
                                PLAN TERMINATION

         SECTION 14.1 RIGHT TO TERMINATE

         In accordance with the procedures set forth in this Article, the Company may terminate the Plan at any time. In the event of the dissolution, merger, consolidation, or reorganization of the Company, the Plan will terminate and the Trust Fund will be liquidated unless the Plan is continued by a successor to the Company in accordance with the provisions of Section 13.1. The Company may terminate the Plan at any other time by resolution of its Board of Directors.

         SECTION 14.2 PARTIAL TERMINATION

         Upon partial termination of the Plan by the Company or other Employer with respect to a sufficient group of Participants, the Plan Trustee will, in accordance with the directions of the Plan Administrator, allocate and segregate, for the benefit of such Participants employed by that Employer the proportionate interest of such Participants in the Trust Fund. The funds so allocated and segregated will be used by the Trustee to pay benefits to or on behalf of Participants in accordance with Section 14.3.

         SECTION 14.3 LIQUIDATION OF THE TRUST FUND

         Upon the termination or partial termination of the Plan (including a complete discontinuance of Employer contributions which is deemed a termination of the Plan within the meaning of Section 411(d)(3) of the Code), the accounts of all Participants affected by such termination or partial termination will become fully vested and the Plan Administrator may direct the Trustee:

         (a) to continue to administer the Trust Fund and pay the value of the final balance of Participants' Accounts in accordance with Article VII, for the benefit of Participants, Limited Participants or their Beneficiaries affected by such termination of the Plan until the Trust Fund has been liquidated; or

         (b) to distribute any remaining assets in the Trust Fund, after payment of any expenses properly chargeable thereto, to Participants, Limited Participants, and Beneficiaries in proportion to their respective final Account balances.

         In case the Plan Administrator directs liquidation of the Trust Fund pursuant to (a) above, the expenses of administering the Plan and Trust, if not paid by the affected Employer, will be paid directly from the Trust Fund in accordance with Section 9.2.

         SECTION 14.4 MANNER OF DISTRIBUTION

         Upon termination or partial termination of the Plan, the value of a Participant's vested interest in the Plan may be paid in a single sum in accordance with the provisions set forth in Article VII.

         IN WITNESS WHEREOF, this Plan restatement, having been first duly adopted by the Board of Directors of the Company, is hereby executed below by a duly authorized officer of the Company on this ____ day of _____________, 1997, to be effective as of January 1, 1997.

                                   POWERTEL, INC.


                                   By:
                                      ------------------------------------------


                                   By:
                                      ------------------------------------------